SUBLEASE AGREEMENT - BALA CYNWYD, PENNSYLVANIA OFFICES

                            150 MONUMENT ROAD
                    STANDARD LEASE TABLE OF CONTENTS

                                                            Page
   1.                                                       REFERENCE
DATA  1
   2.                                                       PARTIES1
   3.                                                       DEMISED
PREMISES                                                    1
   4.                                                       TERMl
   5.                                                       USE OF
PREMISES                                                    2
   6.                                                       MINIMUM BASE
RENT AND ANNUAL CPI ADJUSTMENT                              2
   7.                                                       ADDITIONAL
RENT  3
   8.                                                       LATE PAYMENT
3
   9.                                                       ADDITIONAL
RENT FOR INCREASES IN OPERATING EXPENSES                    3
   10.                                                      OMITTED6
   11.                                                      COMPLETION
OF PREMISES                                                 6
   12.                                                      WHEN
PREMISES READY FOR OCCUPANCY                                6
   13.                                                      TENANT'S
CHANGES                                                     7
   14.                                                      TENANT'S
PROPERTY                                                    7
   15.                                                      BUILDING
SERVICES                                                    8
   16.                                                      AFTER HOURS9
   17.                                                      INTERRUPTION
OF SERVICES                                                 10
   18.                                                      REPAIRS AND
MAINTENANCE                                                 10
   19.                                                      NO
REPRESENTATIONS OR WARRANTIES                               10
   20.                                                      QUIET
ENJOYMENT                                                   11
   21.                                                      ACCESS TO
PREMISES                                                    11
   22.                                                      COMPLIANCE
WITH LAWS, RULES AND REGULATIONS                            11
   23.                                                      REMOVAL AND
SURRENDER OF PREMISES                                       11
   24.                                                      HOLD
HARMLESS; PUBLIC LIABILITY INSURANCE; WAIVER OF SUBROGATION 12
   25.                                                      DESTRUCTION
OR DAMAGE                                                   12
   26.                                                      CONDEMNATION
13
   27.
SUBORDINATION, ATTORNMENT, AND NOTICE TO MORTGAGEES         14
   28.                                                      ASSIGNMENT
AND SUBLETTING                                              14
   29.                                                      ESTOPPEL
CERTIFICATES                                                15
   30.                                                      DEFAULT16
   31.                                                      REMEDIES17
   32.                                                      WAIVER18
   33.                                                      EXCULPATORY
AGREEMENTS                                                  18
   34.                                                      SUCCESSORS18
   35.                                                      GOVERNING
LAW   19
   36.                                                      SEPARABILITY
19
   37.                                                      CAPTIONS19
   38.                                                      GENDER19
   39.                                                      NOTICES19
   40.                                                      BROKER19
   41.                                                      LEASE NOT AN
OFFER 20
   42.                                                      FORCE
MAJEURE                                                     20
   43.                                                      RELOCATION
OF TENANT                                                   20
   44.                                                      SECURITY20
   45.                                                      LEASE
MODIFICATION                                                20
   46.                                                      EXHIBITS21
   47.                                                      ENTIRE
AGREEMENT                                                   21
   48.                                                      CORPORATE
AUTHORITY                                                   21
   49.                                                      LITIGATION21
   50.                                                      LEASE AS
SECURITY AGREEMENT                                          21
SIGNATURES                                                  21
EXHIBIT LIST
EXHIBIT "A" - TENANT'S LAYOUT PLAN AND SPECIFICATION

EXHIBIT "B" - STANDARD BUILDING SPECIFICATION

EXHIBIT "C" - RULES AND REGULATIONS APPLICABLE TO TENANTS, ITS
EMPLOYEES, LICENSEES, INVITEES AND CONTRACTORS

EXHIBIT "D" - CLEANING SPECIFICATIONS

EXHIBIT "E" - SAMPLE INVENTORY OF ELECTRICAL EQUIPMENT

EXHIBIT "F" - SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT  AGREEMENT

                         STANDARD FORM OF LEASE
                            150 MONUMENT ROAD

1. REFERENCE DATA. Any reference in this Lease to the following subjects shall incorporate therein the data stated for the subject(s) in this section:

1.1   LEASE DATE:   APRIL 12, 1994

1.2 LANDLORD: MONUMENT DEVELOPMENT ASSOCIATES, a Pennsylvania Limited partnership.

1.3  LANDLORD'S ADDRESS: 9 Union Avenue
     Bala Cynwyd, Pennsylvania 19004

1.4   LANDLORD'S CONSTRUCTION REPRESENTATIVE: Philip Berman, ( 215) 839-
6700

1.5  TENANT: RYAN, BECK & CO., INC., a New Jersey corporation

1.6  TENANT'S CURRENT ADDRESS: 3 Parkway, Suite 1705, Phila, PA 19102

1.7  TENANT'S CONSTRUCTION REPRESENTATIVE: Tammi Walsh (568-4433)

1.8  LEASE TERM: 5 Years

1.9   ESTIMATED COMMENCEMENT DATE: May 1, 1994

1.10 EXPIRATION DATE - Last day of that month which is 60 months - subsequent to the COMMENCEMENT DATE *

1.11  AGREED RENTABLE AREA OF LEASED PREMISES ON First FLOOR,  3620  SQ.
FT.

1.12 INITIAL ANNUAL MINIMUM BASE RENT $55,810.00 ** (actual Project Operating Expenses)

1.13 OPERATING EXPENSE STOP: 1994 / PER RENTABLE SQ. FT.

1. 14 TENANT'S PRO RATA SHARE: 3%

2. PARTIES. This Lease is made as of the Lease Date (Section 1.1) by and between LANDLORD (Section 1.2) and TENANT (Section 1.5), with the intent to be legally bound.

3. DEMISED PREMISES. LANDLORD, for and in consideration of the rents to be paid and the covenants and agreements to be performed by TENANT hereunder, hereby leases to TENANT, and TENANT hereby leases from LANDLORD the premises outlined in red on TENANT'S LAYOUT PLAN AND SPECIFICATION, Exhibit "A" annexed hereto and made a part hereof, in the Building located at 150 Monument: Road, Bala Cynwyd, Montgomery County, Pennsylvania, known as 150 MONUMENT ROAD together with the right, in common with other occupants of the building to use the lobbies, entrances, stairs, elevators, hallways and other common areas of the building, for the term and upon the conditions and agreements set forth in this Lease. The demised premises are hereinafter called the "PREMISES" The real property at 150 Monument Road is hereinafter called the "PROPERTY". The building of which the | ) PREMISES are a part: is hereinafter called the "BUILDING" . The PROPERTY, the BUILDING and any improvements upon the PROPERTY are hereinafter called the "PROJECT".

4.  TERM.

4.1 The term of this Lease shall commence on the COMMENCEMENT DATE as defined in Section 4.2 below and shall end at midnight of the EXPIRATION DATE (Section 1.10) unless sooner terminated as hereinafter provided.

4.2 The " COMMENCEMENT DATE" shall be the earlier of:

* Subject to Termination Option - SEE LEASE RIDER, PARAGRAPH 6.
** This amount becomes payable after an initial two (2) month period of rent free occupancy of the PREMISES.
(a) the day TENANT or anyone claiming under or through TENANT shall take possession of substantially the whole of the PREMISES, or

(b) the later of the estimated COMMENCEMENT DATE or the date the PREMISES are, pursuant to ARTICLE 12 below, deemed ready for occupancy.

4.3 Promptly following the COMMENCEMENT DATE, LANDLORD and TENANT shall enter into a supplementary agreement fixing the COMMENCEMENT DATE and, if necessary for purposes of clarity, the EXPIRATION DATE of this Lease.

4.4 The term "lease Year" as used in this Lease shall refer to each consecutive twelve (12) month period, the first such period to begin on the COMMENCEMENT date.* Each Lease Year shall commence on the annual anniversary. of the COMMENCEMENT DATE. Z or the first day of the next calendar month in the event the COMMENCEMENT DATE does not occur on the first day of the month and to end on the last day of the twelfth full calendar month thereafter. Each successive twelve (12) month period during the term of this Lease shall constitute a Lease Year.

5. USE OF PREMISES. TENANT shall not use or permit the PREMISES or any part thereof to be used for any purpose other than as executive and general offices of TENANT and for any lawful purposes incidental to such use by TENANT.

6. MINIMUM BASE RENT AND ANNUAL INFLATION ADJUSTMENT.

6.1 Beginning on the COMMENCEMENT DATE, TENANT shall pay, without offset, to LANDLORD a minimum base rent as follows:

6.1.1 For and during the first Lease Year, the sum of SEE LEASE RIDER, PARAGRAPH 2 Dollars ($ ).

6.1.2 Commencing with the first annual anniversary date of the COMMENCEMENT DATE of this Lease, and on each annual anniversary date thereafter, including any renewals or extension of this Lease, the minimum base rental shall be adjusted (but not below the minimum base rent paid during the preceding Lease Year) for the ensuing Lease Year by an amount calculated as follows:

6.1.2.1 The rent adjustment to be made at the end of the first Lease Year shall be calculated as follows:

(i) The Consumer Price / Index (CPI), as hereinafter defined, shall be determined for the month preceding the month in which the COMMENCEMENT DATE shall occur.
(ii) The CPI shall be determined for the month preceding the first annual anniversary date of the COMMENCEMENT DATE.
(iii) If the CPI determined in Paragraph (ii) exceeds the CPI determined
in  Paragraph  (i), then        ( %) of such CPI increase shall  be  the
percentage to be multiplied by the minimum base rent payable during such first Lease Year and the result shall be added to such minimum base rent to arrive at the new adjusted minimum base rent to be paid during the second Lease Year.

6 .1.2.2 The rent adjustment to be made for each subsequent Lease Year shall be calculated as follows:
(i) The CPI shall be determined for the month preceding the start of the prior Lease Year.
(ii) The CPI shall be determined for the month preceding the then current Lease Year.
(iii) If the CPI determined in Paragraph (ii) exceeds the CPI determined in Paragraph (i) then ( %) of such CPI increase shall be the percentage to be multiplied by the minimum base rent for such prior Lease Year and the result shall be added to such minimum base rent to arrive at the new adjusted minimum base rent for the then current Lease Year.

6.1.2.3 CPI is defined as consumer Price INDEX published by the US Department of Labor (all items for Philadelphia and Urban Areas, 1982-84 Base = 100)

6.1.2.4 When the adjusted minimum base rent has been determined for each Lease Year, LANDLORD shall give TENANT written notice of such adjusted minimum base rent and the manner in which it was computed. The adjusted minimum base rent shall thereafter be the minimum base rent for such Lease Year for all purposes under this Lease.

6.2 Subject to the provisions of Section 6.1 above, The sums provided for by Section 6.1 shall be payable in equal monthly installments in advance, and without demand, abatement, counterclaim or offset, on the first day of each calendar month of the term hereof at LANDLORD'S office in Bala Cynwyd, Pennsylvania, or at such place as the LANDLORD may, from time to time, designate. In the event that the TENANT takes possession of the PREMISES on a day other than the first- day of a calendar month or the ready for occupancy dale established pursuant to ARTICLE 12 shall occur on a day other than the first day of a calendar month, the TENANT shall pay to LANDLORD a pro rata portion of the monthly rental to be based on the number of days remaining in such partial month prior to the first day of the following month. NOTWITHSTANDING THE ABOVE PROVISIONS, 'TENANT SHALL PAY THE FIRST FULL CALENDAR MONTHLY INSTALLMENT OF MINIMUM RENT ON THE EXECUTION OF THIS LEASE, TOGETHER WITH THE SECURITY DEPOSIT REQUIRED BY THE TERMS OF SECTION 44 HEREOF.

7. ADDITIONAL RENT. In addition to the minimum base rent herein provided, all other payments to be made by TENANT to LANDLORD or any other person under this Lease shall be deemed to be and shall become "Additional Rent" hereunder, whether or not the same be designated as such and shall, unless otherwise specifically provided, be due and payable within ten (10) business days of receipt of invoice therefor. Non-payment of Additional Rent when due shall, at LANDLORD's option, constitute a default under this Lease to the same extent, and shall entitle the LANDLORD to the same remedies as for non-payment of minimum base rent.

8. LATE PAYMENT. In the event that on any occasion or occasions any installment of minimum base rent, as set forth in Section 6.1 above, or any other sum collectible as rent under this Lease, is not paid within ten (10) days after the date the same is due, TENANT agrees to pay
LANDLORD, upon receipt of invoice, a late charge equal to two percent (2%) of the amount not so paid when due, such late charge to be deemed "Rent" for all purposes under this Lease.

9.  ADDITIONAL RENT FOR INCREASES IN OPERATING EXPENSES.

9.1 LANDLORD and TENANT recognize that during the term of this Lease the expenses of operation and maintenance of the PROJECT ("Project Operating Expenses") will likely increase from those existing at the time this Lease is executed. The parties therefore agree that TENANT shall pay its proportionate share of such increased Project Operating Expenses as Additional Rent to be computed and paid as hereinafter provided.

9.2 For the purposes of this Lease, and this Article 9 in particular, the following words and terms shall have these meanings:

9.2.1 "Project Operating Expenses" shall mean the aggregate of all expenses (including real estate taxes) not excluded by the provisions of
Section 9.2.1.1 of this definition incurred in the ownership, management, operation, maintenance and repair of the PROJECT which would be construed as an operating expense by a reasonably prudent office building owner, all determined in accordance with generally accepted accounting and management principles on an accrual basis, including but not limited to: (a) all payroll costs and benefits paid to or on behalf of employees engaged solely in the operation, maintenance and management of the PROJECT; (b) administrative costs of management of the PROJECT including a management fee not to exceed five percent (5%) of the gross receipts of the PROJECT; (c) costs of all utilities furnished to the PROJECT, including water and sewer but not electricity, which cost shall be paid as provided in Article 15, Section 15.1.1, (d) all supplies and materials used in the operation and maintenance of the PROJECT; (e) costs of any maintenance or service agreement such as alarm or security services; landscape maintenance, janitorial and window cleaning, etc.;
(f) premium charges for all insurance carried by LANDLORD, including but not limited to fire, casualty, liability and rental abatement insurance applicable to the PROJECT; (g) costs of repairs, replacements and general maintenance of the PROJECT; (h) all real or personal property taxes, excises, levies, fees, or charges, general and special, ordinary and extraordinary, of any kind which are assessed, levied, charged, or imposed by any public authority upon the PROJECT, its operations or the rentals provided for in this Lease and other leases of the PROJECT; (i) amortization of capital improvements made to the PROJECT by LANDLORD subsequent to the COMMENCEMENT DATE of this Lease which will improve the operating efficiency of the PROJECT.

9.2.1.1 Expenses incurred for the following shall not be included in Project Operating Expense:

9.2.1.1.2 Expenses for repairs or replacement to the extent that the same are reimbursed to LANDLORD by insurance proceeds.

9.2.1.1.3 Leasing commissions paid to agents of LANDLORD or other brokers.

9.2.1.1.4 Expenses of preparing or renovating space for new tenants or renovating space vacated by any tenant.

9.2.1.1.5    Income and other taxes based upon the income of LANDLORD.

9.2.1.1.6    Depreciation of the PROJECT.

9.2.1.1.7 Cost of capital improvements, except that there shall be included in Operating Expense the cost of any capital improvements made for the purpose of reducing Operating Expenses, or which may be required by governmental authority under any governmental law or regulation that was not applicable to the PROJECT at the time it was constructed, or which is intended to improve the services or facilities available to the tenants of the PROJECT, which cost shall be amortized over such reasonable period as LANDLORD shall determine together with interest on the unamortized balance at the rate of ten percent (10%) per annum or, if funds are borrowed for the purpose of constructing such capital improvements, any higher rate as may have been paid for such funds by LANDLORD.

9.2.1.1.8 Interest or amortization payments on any mortgage or mortgages secured by the PROJECT.

9.2.1.1.9 Legal expense incurred in enforcing the terms of any lease of space in the PROJECT, including this Lease.

9.2.2    "Operating  Expense Stop" shall mean the amount  set  forth  in
Section 1.13 hereof and represents on a square foot basis the projected Project Operating Expenses of the PROJECT as of the date of this Lease.

9.2.3 "TENANT's Pro Rate Share" shall be as set forth in Section 1.14 hereof.

9.2.4     "Comparison  Year" (which includes any  Fractional  Comparison
Year) shall mean each consecutive calendar year or Portion thereof beginning January 1, 1995, adjusted and pro-rated as set forth in
Section 9.7 hereof.

9.3 At the beginning of each Comparison Year during the term of this Lease, TENANT shall pay to LANDLORD the amount multiplied by TENANT 's Proportionate Share by which the Project Operating Expenses per rentable square foot for such Comparison Year exceeds the Project Operating Expense Stop. Such sum to be paid by TENANT is hereinafter referred to as TENANT's annual "Excess Expense Share".

9.4 To provide for current payment of TENANT's annual Excess Expense Share, LANDLORD shall notify TENANT on or about the fifteenth (15th) day of December preceding each Comparison Year that begins after the COMMENCEMENT DATE of this Lease, of LANDLORD'S estimate thereof for the forthcoming Comparison Year. TENANT agrees to pay monthly beginning January 1 of each Comparison Year an amount equal to one-twelfth (1/12th) of LANDLORD'S estimate of TENANT'S annual Excess Expense Share for such Comparison Year. LANDLORD shall estimate, based upon LANDLORD'S then experience in the operation of the PROJECT, TENANT'S annual Excess Expense Share for each Comparison Year and then make an adjustment in the following year based on the actual Excess Expense incurred for that Comparison Year.

9.5 On or about April 1 of each year (or as soon thereafter as is practical), LANDLORD shall deliver to TENANT an itemized statement setting forth the calculation of and the actual amount of TENANT Annual Excess Expense Share for the preceding Comparison Year. Any advance overpayment or underpayment by TENANT with respect to any Comparison Year shall be reflected on said statement. Any deficiency shown on said statement shall be paid by TENANT to LANDLORD within fifteen (15) days after receipt of said statement; any excess shown thereon shall be reelected as a credit to TENANT to be applied against TENANT'S next payment of minimum base rent. The obligations of TENANT and LANDLORD to make payments hereunder or give credits or make payments in lieu thereof shall survive the TERMINATION DATE. When TENANT'S Annual Excess Expense Share has been finally determined for each Comparison Year or Fractional Comparison Year, such increase or decrease shall be added to or subtracted from TENANT'S then adjusted minimum base rent and such adjusted minimum base rent shall thereafter be the minimum base rent for such Lease Year for all purposes under this lease.

9.6 If any dispute arises as to the amount of any Additional Rent due pursuant to this Article 9, TENANT shall have the right, after giving reasonable notice and at reasonable times, to inspect LANDLORD'S accounting records at LANDLORD'S accounting office and, if after such inspection TENANT still disputes the amount of TENANT'S annual Excess Expense Share, a "Reviewed Report" as to the proper amount thereof shall be made by LANDLORD'S certified public accountants, which Reviewed Report shall be final and conclusive. TENANT agrees to pay the cost of preparation of such Report unless it is determined that LANDLORD'S original statement overstated TENANT'S annual Excess Expense Share by more than five percent (5%).

9.7 In the event (i) that the COMMENCEMENT DATE of this Lease shall INITIAL be a day other than a January 1, or (ii) that the EXPIRATION or TERMINATION DATE shall be a day other than a December 31, then in such event the parties agree that the period from the Commencement Date of this Lease through the next succeeding December 31, or in the period from January 1 of the last Lease Year of the term hereof to the EXPIRATION or TERMINATION DATE shall be considered Fractional Comparison Year, and TENANT's Excess Expense Share for any such Fractional Comparison Year shall be properly pro-rated with the Project Operating Expenses and the Operating Expense Stop, each appropriately adjusted to reflect a period of less than twelve (12) full months. Payment of TENANT'S Excess Expense Share for a Fractional Comparison Year shall be made monthly, based on LANDLORD'S estimate, with subsequent adjustment based upon actual Excess Expenses consistent with the principals applicable to a normal twelve (12) month Comparison Year and the obligation to make payments hereunder shall survive the EXPIRATION DATE.

9.8 It is the purpose and intent of this Article 9 that during the entire term of this Lease TENANT's Pro Rate Share of all Project Operating Expenses in excess of the Operating Expense Stop shall be paid or discharged by TENANT as Additional Rent.

10. OMITTED.

11. COMPLETION OF PREMISES.

11.1 The procedure to be followed in completing the PREMISES for TENANT'S I s occupancy shall be as follows:

11.1.1 Prior to the execution of this Lease by the parties hereto, LANDLORD and TENANT have agreed upon a layout drawing of the PREMISES (TENANT'S LAYOUT PLAN AND SPECIFICATION") on the basis of which LANDLORD has submitted to TENANT, and TENANT has approved, LANDLORD'S estimate of the cost of changes, modifications or additions required by TENANT. A copy of the TENANT'S LAYOUT PLAN AND SPECIFICATION, bearing the approval of both LANDLORD and TENANT, is attached hereto, made a part hereof and marked "Exhibit A."

11.1.2 Based upon the approved TENANT'S LAYOUT PLAN AND SPECIFICATION, LANDLORD shall promptly and diligently, at LANDLORD's sole cost and expense except as the parties may otherwise agree, complete and prepare the PREMISES for TENANT'S occupancy in accordance with the approved TENANT'S LAYOUT PLAN AND SPECIFICATION. TENANT agrees to make all required material selections, color choices and other similar decisions promptly upon LANDLORD'S request, and in this regard, time is of the essence so as not to delay LANDLORD in the completion of the PREMISES.

11.1.3 TENANT agrees to pay LANDLORD in advance for all items of work that have been agreed upon as being the responsibility of TENANT.

11.1.4 LANDLORD shall afford TENANT and its agents and employees access to the PREMISES at reasonable times prior to the COMMENCEMENT DATE, at TENANT'S sole risk and expense, for the purpose inspecting and verifying the performance of work within the PREMISES. TENANT shall inspect the performance of work within the PREMISES regularly and diligently and shall advise LANDLORD promptly of any objection to the performance of such work. Access for such purposes shall not be deemed to constitute possession or occupancy accelerating the COMMENCEMENT DATE.

SEE LEASE RIDER, PARAGRAPH 3.

11. l .5It shall be conclusively presumed that the PREMISES are in satisfactory condition (except for latent defects) as of the COMMENCEMENT DATE and that LANDLORD has, as of the COMMENCEMENT DATE, performed all of its build-out obligations under this Lease, unless within thirty (30) days after the COMMENCEMENT DATE TENANT shall give LANDLORD notice specifying in detail why PREMISES were not in satisfactory condition or of any failure of the LANDLORD to meet its build-out obligations under this lease.

12. WHEN PREMISES READY FOR OCCUPANCY.

12.1 The PREMISES shall be deemed ready for occupancy on the earliest date on which all of the following conditions have been met:

12.1.1 A Use and Occupancy Permit has been applied for to the Township of Lower Merion not inconsistent with TENANT'S use of the PREMISES as provided by Article 4 hereof.

12.1.2 The PREMISES has been substantially completed in accordance with the TENANT'S LAYOUT PLAN AND SPECIFICATION and it shall be deemed that this condition has been met notwithstanding that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-compliance of which does not materially interfere with TENANT'S use of the PREMISES or the conduct of business therein.

12.1.3 If the completion of the PREMISES shall be delayed due to any act or omission of TENANT or any of its employees or agents, including failure by TENANT to act promptly with respect to the submission of approvals, selections or consents when the same may be reasonably requested by LANDLORD, the PREMISES shall be deemed ready for occupancy on the date when they would have been ready but for any such delay.

13. TENANT'S CHANGES.

13.1    TENANT   shall  make  no  changes,  alterations,  additions   or
improvements to the PREMISES ("TENANT's CHANGES") without the prior written consent of LANDLORD.

13.2 In the event LANDLORD shall approve TENANT'S CHANGES, then at the EXPIRATION DATE, or the date of any earlier termination of this Lease, TENANT shall, on LANDLORD'S written request, restore the PREMISES to their condition prior to the making of any such TENANT CHANGES.

13.3 TENANT agrees that it will not at any time prior to or during the term of this Lease, either directly or indirectly, use any contractors, labor or materials in the PREMISES which, in LANDLORD'S reasonable opinion, create any difficulty with other contractors or labor engaged by TENANT or LANDLORD or others or would in any way disturb harmonious labor relations in the construction, maintenance or operation of the BUILDING or any part thereof.

13.4 Prior to TENANT performing any construction or other work in or about the PREMISES For which a lien could be filed against the PREMISES or the BUILDING, TENANT shall enter into a written "Waiver of Liens" agreement with the contractor who is to perform such work and such written agreement shall be filed and recorded, in accordance with the Mechanic's Lien Law of Pennsylvania, prior to the commencement of such work. Notwithstanding the foregoing, if any mechanic's or other lien shall be filed against the PREMISES or the BUILDING purporting to be for labor or material furnished or to be furnished at the request of the TENANT, then TENANT shall, at its expense, cause such lien to be discharged of record by payment, bond or otherwise, within thirty (30) days after the filing thereof. If TENANT shall fail to cause such lien to be discharged of record within such thirty (30) day period, LANDLORD may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any of sets or defenses thereto, and TENANT shall, upon demand, reimburse LANDLORD for all amounts paid and costs incurred, including reasonable attorney's fees, in having such lien discharged of record.

14. TENANT ' S PROPERTY.

14.1 All fixtures, improvements, wiring, conduits and appurtenances attached to or built into the PREMISES at the commencement of or during the term of this Lease, whether or not by or at the expense of TENANT, shall be and remain a part of the PREMISES, shall be deemed the property of LANDLORD and shall not be removed by TENANT, except as set forth in
Section 13.2 hereof and except as hereinafter in this section expressly provided.

14.2 TENANT'S PROPERTY shall be defined to mean:

14.2.1 All counters, special cabinet work, other business and trade fixtures, and all other machines and equipment not related to the TENANT operation of BUILDING systems, whether or not attached to or built into the PREMISES, which are installed in the PREMISES by Tenant (other then wiring and conduits), and which can be removed without damage to or defacement of the BUILDING; and

14.2.2 All furniture, furnishings and other articles of movable personal property owned by TENANT and located in the PREMISES.

14.3 At or before the EXPIRATION DATE, or the date of any earlier termination of this Lease, TENANT shall, at its expense, remove from the PREMISES all of TENANT'S PROPERTY, repair any damage resulting therefrom and pay all other costs of such removal.

14.4 Any items of TENANT'S PROPERTY which shall remain in the PREMISES after the EXPIRATION DATE or after a period of ten (10) days following an earlier termination date, may, at the option of the LANDLORD, be deemed to have been abandoned, and in such case may be retained by LANDLORD, or disposed of, without accountability, in such manner as LANDLORD may see fit. TENANT agrees to reimburse LANDLORD for the costs of removal and for the cost of repairing any damage to the BUILDING arising out of TENANT's failure to remove TENANT'S PROPERTY. The provisions of this section shall survive the expiration or sooner termination of this Lease.

15. BUILDING SERVICES.

15.1 So long as this Lease is in full force and effect and TENANT not in default thereunder, LANDLORD shall provide, within BUILDING standards on each item, the following services during "REGULAR HOURS" meaning the hours of 8:00 a.m. to 2:00 p.m. on Saturdays and 8:00 a.m. to 6:00 p.m. on other 'BUSINESS DAYS" (which term is defined to mean all days except
(i) those days observed by the Federal or Pennsylvania State governments as legal holidays, (ii) Sundays, and (iii) after 2:00 p.m. on Saturdays), throughout the year:

15.1.1 Such electricity as is required to fulfill all of TENANT'S ordinary electrical needs for office purposes, including heating, ventilation, air conditioning, lighting and the operation of ordinary small office machines and equipment. TENANT{P shall pay to LANDLORD its proportionate share of the cost of demand, use and consumption of electricity in the PROJECT, based upon TENANT'S PRO-RATA SHARE as set forth in Article 1, Section 1.14 hereof, which shall be billed to TENANT and paid by TENANT to LANDLORD monthly as a part of its rent. Billing to TENANT for estimated electric usage charges may be based upon reasonably projected or estimated utility company charges which shall be finally determined on an annual or Lease Year basis, at which time any advance overpayment made by TENANT shall be credited to TENANr on the next monthly electric utility billing or, if there has been a deficiency in the amount billed to TENANT, such deficiency shall be paid by TENANT to LANDLORD within thirty (30) days of the receipt of an invoice showing such deficiency. The obligations of TENANT and LANDLORD to make payments hereunder or give credits or make payments in lieu thereof shall survive the TERMINATION DATE. TENANT understands and agrees that manufacturing, printing, duplicating, electronic data processing, equipment or machines requiring the use of twenty (20) or more amperes for their operation, supplementary heating equipment and other "heavy draw" electric equipment installed by TENANT will not be treated as items of "ordinary electrical need" and electricity required to operate the same shall be subject to a special utility charge to be reasonably determined by LANDLORD, or LANDLORD may cause submeters to be installed to measure such excess electrical use, in which event TENANT shall pay LANDLORD for the cost of the electricity so used and so measured at the same rates (including additional charges in lieu of sales taxes and other charges made from time to time by the electric utility in its billings to customers for similar services) as TENANT would pay had it purchased such electricity directly from the electric utility in the form used by TENANT. TENANT SHALL PROVIDE TO LANDLORD, AT THE TIME OF TENANT'S EXECUTION OF THIS LEASE, AN "INVENTORY OF ELECTRICAL EQUIPMENT" WHICH TENANT CONTEMPLATES USING IN THE PREMISES, COMPLETE, DETAILED AND SUBSTANTIALLY SIMILAR IN FORM TO THE SAMPLE INVENTORY ATTACHED HERETO AND LABELED EXHIBIT "E". TENANT shall not alter or add to the office machinery or other apparatus requiring electricity shown on the aforementioned inventory (except for small office machines) without first obtaining LANDLORD'S written consent, which consent shall not be unreasonably withheld or delayed. In the event TENANT does so alter or add any such machinery or apparatus without LANDLORD'S consent, TENANT agrees to pay LANDLORD the applicable charges in respect thereto as of the date of installation thereof.

15.1.1.1 TENANT's use of electricity in the PREMISES shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise servicing the PREMISES.

15.1.2 Except to the extent that any federal, state or local law or regulations limit the same, such heating, ventilation and air conditioning ("HVAC") shall operate in the PREMISES through the BUILDING systems, in compliance with the STANDARD BUILDING SPECIFICATIONS set forth in Exhibit "B".

15.1.2.1 LANDLORD will not be responsible for the failure of the HVAC system to meet the STANDARD BUILDING SPECIFICATIONS stated in Exhibit "B" if such failure results from use of the PREMISES in a manner exceeding the occupancy and electrical load criteria set forth in said Exhibit "B", or due to rearrangements of partitioning after the initial preparation of the PREMISES.

15.1.2.2 TENANT agrees at all times to cooperate fully with LANDLORD and to abide by all the reasonable regulations and requirements which LANDLORD may prescribe for the proper functioning and protection of the said air conditioning system. LANDLORD, throughout the term of this Lease, shall have free and unrestricted access to any and all air conditioning facilities in the PREMISES.

15.1.2.3 If, as a result of TENANT's installation or use of any heat producing equipment or any activity as described in Section 15.1.2.1, the HVAC system in the BUILDING is inadequate to service the PREMISES, LANDLORD may at TENANT's request (i) at TENANT's cost, conduct a heat load study of the PREMISES and (ii) at TENANT's cost, providing the capacity or equipment is available and in accordance with the design of LANDLORD's engineers, install supplemental HVAC capacity to provide reasonable temperatures to the PREMISES and in such case, TENANT shall pay monthly in advance during the term of this Lease, the reasonable amount estimated by LANDLORD's engineers as the cost of operation and maintenance of such supplementary HVAC equipment or service.

15.1.3 Continuous elevator service during BUSINESS DAYS and REGULAR HOURS with at least one (1) passenger elevator subject to call at all other times.

15.1.4 Janitorial service to the PREMISES, as specified on Exhibit "D" annexed hereto.

15.1.5 Hot and cold water for drinking, lavatory and toilet purposes drawn through fixtures installed by LANDLORD.

15.1.6 LANDLORD shall use reasonable efforts to keep and maintain the public areas and the public facilities of the BUILDING clean and in good order and the sidewalks adjoining the BUILDING in good repair and reasonably free of accumulation of snow and ice or unlawful obstructions. This Section 15.1.6 is included in this Lease for the benefit only FOR TENANr and may be enforced only by TENANr and is not intended to establish LANDLORD's duty as to any other persons whatsoever.

15.1.7 LANDLORD, on TENANT's request, shall maintain listings on the BUILDING directory of the names of TENANT, its organizational divisions and any other person or business entities lawfully occupying the PREMISES or any part thereof and the names of any of their officers and employees, provided that the names so listed shall not take up more than TENANT's PROPORTIONATE SHARE of the space on the BUILDING. In directory, the size of which shall be determined by LANDLORD.

16. AFTER HOURS.

16.1 If TENANT shall occupancy its PREMISES or any portion or part thereof at any time or times other than REGULAR HOURS, as are defined in
Section 15.1 hereof (hereinafter called "AFTER HOURS"), all BUILDING services as hereinbefore enumerated shall be provided or be available to TENANT, excluding the central core heating and air conditioning system, provided TENANT shall reimburse LANDLORD for the cost of such AFTER HOURS occupancy at the rate of Forty Eight Dollars ($48.00) per hour cost to be pro-rated on the basis of quarter-hour occupancy. The BUILDING security card system shall be used to determine periods of AFTER HOURS occupancy of the PREMISES.

16.2AFTER HOURS air conditioning and heating for interior areas serviced by the central core system shall be provided upon reasonable advance written notice from TENANT to LANDLORD.

17. INTERRUPTION OF SERVICES.

17.1 In case LANDLORD is prevented or delayed in furnishing any service as set forth in Section 15 herein or otherwise by reason of any cause beyond LANDLORD'S reasonable control, LANDLORD shall not be liable to
TENANr therefor nor shall TENANT be entitled to any abatement or reduction in rent by reason thereof nor shall the same give rise to a claim in TENANT's favor that such absence of building services constitutes actual or constructive, total or partial eviction or renders the PREMISES untenantable.

17.2 LANDLORD reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed, or due to any cause beyond LANDLORD'S reasonable control, provided however, that in each instance of stoppage, LANDLORD shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, LANDLORD will endeavor to give TENANT' reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to TENANr by reason thereof.

18. REPAIRS AND MAINTENANCE.

18.1 TENANT shall take good care of the PREMISES and the fixtures and appurtenances therein. TENANT, at its expense, shall promptly make all repairs, in and about the PREMISES and the BUILDING, as shall be required by reason of (i) the performance or existence of TENANT ' s CHANGES, (ii) the installation, use or operation of TENANT'S PROPERTY in the PREMISES, (iii) the moving of TENANT's PROPERTY in or out of the BUILDING, or (iv) the misuse or neglect by TENANT or any of its employees, agents, or contractors.

18.2 LANDLORD shall keep and maintain the BUILDING and its fixtures, appurtenances, systems and facilities serving the PREMISES in good working order, condition and repair and shall make all repairs, structural and otherwise, interior and exterior, as and when needed in the BUILDING and PREMISES, except for those repairs for which TENANT is responsible pursuant to any other provisions of this Lease, including but not limited to the provisions of Section 25.1 hereof.

18.3 TENANT shall give notice to LANDLORD, promptly after TENANT learns thereof, of (i) any accident in or about the PREMISES or the BUILDING,
(ii) any fire in the PREMISES, (iii) any damage to or defect in the PREMISES, including the fixtures, equipment and appurtenances thereof, and (iv) any damage to or defect of any part or appurtenance of the BUILDING'S sanitary, electrical, heating, ventilating, air conditioning, elevator and other systems located in or passing through the PREMISES.

18.4 Although LANDLORD shall use reasonable diligence with respect to repairs and maintenance required of it under this Lease and shall perform such work, except in case of emergency, at times reasonably convenient to TENANT, LANDLORD shall not be liable for any delay in respect thereto unless due to intentional disregard of its obligation under this Lease.

18.5 LANDLORD shall have no liability to TENANT by reason of any inconvenience, annoyance, interruption or damage or injury to business or property of TENANT or any employee or agent of TENANT arising from LANDLORD or any tenant making any repairs or changes or performing maintenance services, in or to any portion of the BUILDING or the PREMISES.

19. NO REPRESENTATIONS OR WARRANTIES. TENANT acknowledges and agrees that, except as expressly set forth in this Lease, there have been no representations or warranties made by or on behalf of LANDLORD with respect to the PREMISES or the BUILDING with respect to the suitability of either for the conduct of TENANT's business.

20. QUIET ENJOYMENT. So long as TENANT pays all rent due hereunder and performs all TENANT'S other obligations hereunder, LANDLORD shall not disturb TENANT'S peaceable and quiet enjoyment of the PREMISES, subject, nevertheless, to the obligations assumed by TENANT under the provisions of this Lease and as provided in Article 27 hereof as to SUPERIOR MORTGAGES.

21.  ACCESS TO PREMISES.

21.1 TENANT and its employees and agents shall have access to the PREMISES during REGULAR HOURS on BUSINESS DAYS and at all other times, subject to compliance with LANDLORD's card access system and such other security measures as shall, from time to time, be in effect for the BUILDING, and subject to such AFTER HOURS charges as are set forth in
Section 16 hereof.

21.2 LANDLORD, its employees and agents, shall have the right upon reasonable advance notice to enter the PREMISES at all reasonable times by any reasonable means which will not unreasonably disturb TENANT in the conduct of its business for the purpose of examining or inspecting the same, enforcing the provisions of this Lease, showing the same to prospective purchasers, mortgagees or prospective tenants of the BUILDING, and making such alterations, repairs, improvements or additions to the premises or to the BUILDING as LANDLORD may reasonably deem necessary or desirable. Any such entry shall not constitute an eviction of TENANT or termination of this Lease.

21.3 TENANT shall permit LANDLORD to install, use and maintain pipes, ducts and conduits within or through the PREMISES, or through the walls, columns and ceilings therein, provided that the installation work is performed at such times and by such methods as will not unreasonably interfere with TENANT'S use and occupancy of the PREMISES, or damage the appearance thereof.

22. COMPLIANCE WITH LAWS, RULES AND REGULATIONS.

22.1 TENANT shall, at its expense, comply with all laws, orders, ordinances, regulations and rules of all governmental authorities having jurisdiction and the local Board of Fire Underwriters with respect to the occupancy, use or manner or use of the PREMISES. TENANT shall give LANDLORD prompt notice of any violation or recommendation of change of which it shall have received notice TENANT shall not do or permit to be done any act or thing which will invalidate or be in conflict with the Certificate or Statement Or Occupancy covering the PREMISES.

22.2 Neither LANDLORD nor TENANT shall suffer, permit or commit any waste or nuisance upon or within the PREMISES or the BUILDING, or allow any health, safety or fire hazards to exist herein.

22.3 TENANT shall observe and comply with the Rules and TENANT Regulations attached hereto as Exhibit "C" and made a part hereof and with any reasonable amendments or modifications of the same not inconsistent with any provisions of this Lease and nondiscriminatory applicable to the tenants of the BUILDING. All Rules and Regulations shall apply to TENANT and its employees, agents, licensees, invitees, subtenants (to the extent, if any, authorized,) and contractors. TENANT shall pay as additional rent all costs and expenses resulting from its noncompliance therewith.

23. REMOVAL AND SURRENDER OF PREMISES.

23.1 At the end of the term of this Lease, TENANT shall arrange with LANDLORD'S building manager a convenient date and time for the removal of TENANT'S furniture, equipment and other possessions from the
PREMISES. Such removal, if it involves the use of the BUILDING elevators, shall be coordinated so as not to interfere with normal passenger use of the elevators during normal business hours. Upon such expiration or termination of this Lease, TENANT shall, without notice of any kind, surrender the PREMISES to LANDLORD in broom-clean condition and in good order and repair except for ordinary wear and tear, damage from fire or other insured casualty and damage for which TENANT is not obligated to make repairs under this Lease. TENANT waives any right to notice to so surrender the PREMISES as may, by any statute or ordinance, be in effect in Pennsylvania. 'The provisions of this Section shall survive the expiration or sooner termination of t this lease.

23.2 If TENANT retains possession of the Leased Premises or any are thereof after the termination of this Lease by expiration of the Lease term or otherwise, TENANT shall pay LANDLORD an amount, calculated on a per diem basis, for use of the PREMISES equal to 125% of the minimum base rent for the time TENANT thus remains in possession plus any actual damages, costs and expenses sustained by LANDLORD by reason of TENANT'S unlawful retention. Without limiting any rights and remedies of LANDLORD resulting by reason of the wrongful holding over by TENANT, Or creating any right in TENANT to continue in possession of the Leased Premises, all TENANT'S obligations with respect to the use and occupancy and maintenance of the leased PREMISES shall continue during such period of unlawful retention.

24. HOLD HARMLESS; PUBLIC LIABILITY INSURANCE; WAIVER OF SUBROGATION.

24.1 TENANT covenants and agrees to exonerate, indemnify, defend, protect and save LANDLORD harmless from and against any and all claims, (demands, expenses for losses, suits and damages as may be occasioned by reason of (i) any accident or matter occurring in or about the PREMISES, causing injury to persons or damage to property (including but not limited to the PREMISES), unless such accident or other her matter resulted from the gross negligence or willful misconduct of LANDLORD or LANDLORD'S agents or employees, (ii) The failure of TENANT to fully and faithfully perform the obligations and observe the conditions of this Lease, or (iii) the negligence or otherwise tortuous act of TENANT or anyone in or about the BUILDING on behalf or at the invitation or right of TENANT.

24.2 TENANT shall keep in force at its own expense workers compensation and public liability insurance (including a contractual liability insurance endorsement) in companies acceptable to LANDLORD sufficient to cover such indemnification and naming LANDLORD as an additional insured against claims for bodily injury, death or property damage with minimum limits as to public liability coverage of $1,000,000.00 and TENANT will further deposit the policy or policies of such insurance, or certificates thereof, annually with LANDLORD. Said policy or policies of insurance or certificates thereof shall contain a provision that such policy shall not be canceled without at least thirty (30) days prior written notice to LANDLORD and that no act or omission of TENANT shall invalidate the interest of LANDLORD under said insurance. LANDLORD shall*

24.3 LANDLORD and TENANT hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property covered by any insurance then in force, even if such fire or other casualty shall have been caused by the default or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only to the extent of and with respect to any loss, or damage occurring during such time as the policy or policies of insurance covering said risk shall contain a clause or endorsement to the effect that this release shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder.

24.4 In any event of loss or damage to the BUILDING, the PREMISES and/or any contents therein, each party shall look first to any insurance in it favor before making any claim against the other party.

25. DESTRUCTION OR DAMAGE.

25.1 If the PREMISES and/or access thereto shall be partially or totally damaged or destroyed by fire or other casualty, then LANDLORD, shall, subject to its rights under Subsection 25.4 hereof, repair the damage and restore and rebuild the premises and/or access thereto as nearly as may be reasonably practical to its condition and character immediately prior to such damage or destruction, with reasonable diligence after notice to it of the damage or destruction; provided, however, that LANDLORD shall not be required to repair or rebuild any of TENANT's PROPERTY or TENANT's CHANGES set forth or described in Articles 13 and 14 hereof, and TENANT is advised to carry insurance covering its property and improvement and betterments to protect its interests therein.

25.2 If the PREMISES and/or access thereto shall be partially or totally damaged or destroyed by fire or other casualty, the rents payable hereunder shall be abated to the extent that the PREMISES shall have been rendered untenantable from the date of such damage or destruction to the date the damage shall be substantially repaired, restored or rebuilt. Should TENANT reoccupy a portion of the PREMISES during the period that the repair, restoration, or rebuilding is in progress and prior to the date that the same are made completely tenantable, rents allocable to such portion shall be payable by TENANT from the date of such occupancy.

25.3 If LANDLORD has not completed the making of the required repairs and restored and rebuilt the PREMISES and/or access thereto within four
(4) months from the date of such damage or destruction, plus such additional time after such date (but in no event to exceed two (2) months) as shall equal the aggregate period LANDLORD may have been delayed in doing so by adjustment of insurance or any force majeure as set forth in Section 42 hereof, TENANT may serve notice on LANDLORD of its intention to terminate this Lease. If within thirty (30) days thereafter LANDLORD shall not have completed the making of the required repairs and restored and rebuilt the PREMISES, this Lease shall terminate on the expiration of such thirty (30) day period as if such termination were the EXPIRATION DATE.

25.4 In the event that the BUILDING shall be so damaged by fire or other casualty that substantial renovation, reconstruction or demolition of the BUILDING shall, in LANDLORD's reasonable opinion be required (whether or not the PREMISES shall have been damaged by such fire or other casualty), then LANDLORD may, notwithstanding any provision to the contrary contained in this Article 25, at its option, terminate this Lease by written notice to TENANT within thirty (30) days after the date of such damage. If at any time prior to LANDLORD giving TENANT the aforesaid notice of termination or commencing the repair and restoration pursuant to Section 25.1, the holder of a SUPERIOR MORTGAGE or any person claiming under or through such holder takes possession of the BUILDING through foreclosure or otherwise, either shall have a further period of thirty (30) days from the date of so taking possession to terminate this Lease by written notice to TENANT. In the event a notice of termination shall be given pursuant to either of the last two preceding sentences, this Lease and the term and estate hereby granted shall expire as of the date of such termination and the base and additional rent due and to become due hereunder shall be apportioned as of such date if not earlier abated pursuant to Section 25.2 above.

25.5 No damages, compensation or claim shall be payable by LANDLORD for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the PREMISES or of the BUILDING pursuant to this Article 25 or otherwise.

26. CONDEMNATION.

26.1 If the whole of the PREMISES shall be condemned or taken either permanently or temporarily for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, then and in that event, the term of this Lease shall cease and terminate from the earlier of the date of taking or of possession of the PREMISES by such condemning authority, and TENANT shall have no claims against LANDLORD for the value of any unexpired term of said Lease, and shall release unto LANDLORD any such claim it may have against any condemner. In the event a portion only of the PREMISES or a portion of the BUILDING shall be so taken (even though the PREMISES may not have been affected ), LANDLORD may elect to terminate this Lease from the date of title vesting in such proceeding or purchase, or the LANDLORD may elect to repair and restore, at its own expense, the portion not taken and thereafter if a portion of the PREMISES was taken and thereafter if a portion of the PREMISES was taken the Rent shall be reduced proportionately (based on the ratio that the square feet in the PREMISES immediately prior to such condemnation bears to the square feet in the PREMISES remaining thereafter).

26.2 Nothing contained in this Article 26 shall deprive TENANT of any separate award for removal and moving expenses, business dislocation damages or for any other award which would not reduce the award otherwise payable to LANDLORD.

* provide TENANT with insurance certificates from time to time as evidence of the fact that the building is properly insured.

27. SUBORDINATION, ATTORNMENT, AND NOTICE TO MORTGAGEES.

27.1 This Lease, and all rights of TENANT hereunder, are and shall be subject to subordination in all respects to any present and future mortgages and building loan agreements, which may now or hereafter affect the land and/or the BUILDING and to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and consolidations and correlation of such mortgages. This section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, TENANT shall promptly execute and deliver any reasonable instrument that LANDLORD or the holder of any such mortgage or any of their respective successors in interest may require to evidence such subordination. The mortgages to which this Lease is, at the time referred to, subject and subordinate are hereinafter called "SUPERIOR MORTGAGES", and the holders thereof are referred to as "SUPERIOR MORTGAGES".

27.2 TENANT covenants and agrees that it shall give notice to each SUPERIOR MORTGAGEE whose name and address shall previously have been furnished to TENANT in writing of any default or alleged default of LANDLORD. In the event of any act or omission of LANDLORD which would give TENANT the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, TENANT shall not exercise such right (i) until it has so given written notice of such act or omission to the holder of each such SUPERIOR MORTGAGE, and (ii) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder shall have become entitled under such SUPERIOR MORTGAGE to remedy the same, which reasonable period shall in no event be more than the period to which LANDLORD would be entitled under this Lease or otherwise, after similar notice, to effect such remedy. SEE LEASE RIDER, PARAGRAPH 4.

27.3 If the holder of a SUPERIOR MORTGAGE shall succeed to the rights of LANDLORD under this Lease, whether through possession or foreclosure action or delivery of a deed, then at the request of such party so succeeding to LANDLORD's rights (herein sometimes called "SUCCESSOR LANDLORD") and upon such SUCCESSOR LANDLORD's written agreement to accept TENANT's attornment, TENANT shall attorn to and recognize such SUCCESSOR LANDLORD as TENANT's LANDLORD under this Lease, and shall promptly execute and deliver any reasonable instrument that such SUCCESSOR LANDLORD may reasonably request to evidence such attornment.

27.4 TENANT agrees that it shall promptly provide any SUPERIOR MORTGAGEE, SUCCESSOR LANDLORD or LANDLORD such information as TENANT may have and which may, in connection with the financing, refinancing or prospective sale of the BUILDING, be reasonably requested of TENANT and to execute all reasonable documents and certifications required by LANDLORD or any SUPERIOR MORTGAGE or SUCCESSOR LANDLORD for such purposes.

28. ASSIGNMENT AND SUBLETTING.

28.1 Except as expressly permitted in this section, TENANT shall not, without the prior written consent of LANDLORD, assign or hypothecate this Lease or any interest herein or sublet the PREMISES or any part thereof. Whenever LANDLORD's consent is required under this Article 28, such consent may be based upon the financial condition and business reputation of an assignee or subtenant or its intended use of the space to be occupied. Any of the foregoing acts without such consent shall be void and shall constitute a breach of this Lease. This Lease shall not, nor shall any interest herein, be assignable as to the interest of TENANT by operation of law without the written consent of LANDLORD.

28.2 A corporate TENANT may, without consent of the LANDLORD, assign this Lease to its parent or subsidiary in connection with a consolidation or merger of the TENANT, provided the assignee assumes, in full, the obligation of TENANT under the Lease. Any such assignment shall not relieve the TENANT of its obligations under this Lease.

28.3 If at any time, or from time to time during the term of this Lease, TENANT desires to sublet or assign all or any part of the PREMISES, TENANT shall give notice to LANDLORD of such interest (referring specifically to this Section 28.3) together with the name of the prospective subtenant or assignee and the terms of such prospective sublease or assignment. Upon receipt of such notice, LANDLORD shall have the irrevocable option, exercisable by notice given to TENANT with twenty (20) days after receipt of TENANT's notice, of terminating this Lease with respect to the portion of the PREMISES proposed to be sublet or assigned. If LANDLORD does so, this Lease shall terminate as of the date the sublet or assignment was to be effective and TENANT's minimum base rent shall thereafter abate proportionate to the space involved so that the termination applies to only a portion of the PREMISES, and as to that portion of the PREMISES, the provisions of Section 28.4 hereof shall not apply. If the LANDLORD does not exercise such option, TENANT shall be free to sublet or assign such space to any third party upon the terms previously furnished to LANDLORD, subject to the following conditions:

28.3.1 Consent of LANDLORD, which consent may not be unreasonably withheld provided the subtenant or assignee agrees to be bound by all of the terms of this Lease;

28.3.2 An executed counterpart of such sublease or assignment shall promptly be delivered to LANDLORD for its written approval;

28.3.3 No subtenant or assignee shall have a right further to sublet or assign; and

28.3.4 Any sums or other economic consideration received by TENANT as a result of such subletting or assignment whether denominated rentals under the sublease or otherwise, which exceed, on a square foot basis, the rent per square foot which TENANT is obligated to pay LANDLORD under this Lease (prorated to reflect obligations allocable to that portion of the PREMISES subject to such sublease or assignment) shall be paid monthly to LANDLORD as Additional Rent under this Lease without affecting or reducing any other obligation of TENANT hereunder.

28.4 Regardless of LANDLORD's consent, no subletting or assignment shall release TENANT of TENANT's obligation or alter the primary liability of TENANT to pay the rental and to perform all other obligations to be performed by TENANT hereunder. The acceptance of rental by LANDLORD from any other person shall not be deemed to be a waiver by LANDLORD of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of TENANT or any successor of TENANT in the performance of any of the terms hereof, LANDLORD may proceed directly against TENANT without the necessity of exhausting remedies against such assignee or successor.

29.  ESTOPPEL  CERTIFICATES TENANT shall, at any time and from  time  to time, within twenty (20) days following written request from LANDLORD (time being of the essence), execute, acknowledge and deliver without charge or expense to LANDLORD a written statement certifying that this Lease is in full force and effect and unmodified (or, if modified, stating the nature of such modification), that TENANT is in occupancy (if TENANT is so occupying), specifying the date to which the fixed and additional rent reserved hereunder has been paid and certifying that the TENANT is paying rent on a current basis with no rental offsets or claims (or if TENANT is not paying rent on a current basis the date to which rent was paid and the exact nature of any rental offset or claims made by TENANT), stating whether or not there has been any prepayment of rent other than that provided for in the applicable Lease, certifying the date to which the fixed and Additional Rent reserved hereunder has been paid, and certifying whether any action involving TENANT, is pending under the Bankruptcy Laws of the United States or any state thereof, and certifying that there are not, to TENANT's knowledge, any defaults on the part of LANDLORD hereunder, or specifying in detail any defaults claimed by TENANT. Any such statement may be relied upon by any prospective purchaser or mortgagee of all or any part of the BUILDING or the PROJECT and as to any such person TENANT shall be estopped from asserting any claim inconsistent with such statement. TENANT's failure to deliver such statement within such twenty (20) day period shall be conclusive upon TENANT that this Lease is in full force and effect and unmodified, and that there are no uncured defaults in LANDLORD's performance hereunder. The foregoing sentence does not specify the sole remedy of LANDLORD in the event of the failure of TENANT to conform with its obligations under this Article 29.

30. DEFAULT.

30.1 The occurrence of any of the following shall, at LANDLORD's option, constitute a material default and breach of this Lease by TENANT:

30.1.1 Failure of TENANT to take possession of the PREMISES within thirty (30) days after notice to TENANT that same are, in accordance with Article 12 hereof, deemed ready for occupancy by TENANT;

30.1.2 The vacation or abandonment of the PREMISES by TENANT.

30.1.3 A failure by TENANT to pay the rent reserved herein, or to make any other payment required to be made by TENANT hereunder, where such failure continues for ten (10) days after written notice thereof from LANDLORD to TENANT.

30.1.4 A failure by TENANT to observe and perform or commence to perform any other provisions or covenants of this Lease to be observed or performed by TENANT, where such failure continues for thirty (30) days after written notice thereof from LANDLORD to TENANT.

30.1.5 The making by TENANT of any assignment for the benefit of creditors; the adjudication that TENANT is bankrupt or insolvent or entry of order for relief as to TENANT in any proceeding under the Bankruptcy Code; the filing by or against TENANT of a petition to have TENANT adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against TENANT, the same is dismissed within sixty (60) days after; the filing thereof); the appointment of a trustee or receiver to take possession of substantially all of TENANT's assets located in the PREMISES or of TENANT's interest in this Lease (unless possession is restored to TENANT within thirty (30) days after such appointment); or the attachment, execution or levy against, or other judicial seizure of, substantially all of TENANT's interest in this Lease or personal property located on thePREMISES (unless the same is discharged within thirty (30) days after issuance thereof).

30.2 Notwithstanding other provisions contained in this Lease to the contrary, LANDLORD shall not be deemed to be in default in the performance of any obligation required to be performed by LANDLORD under this Lease unless and until LAND LORD has failed to perform such obligation within thirty (30) days after written notice thereof from TENANT to LANDLORD provided, however, that if the nature of LANDLORD's obligation is such that more than thirty (30) days are required for its performance, then LANDLORD shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

31. REMEDIES.

31.1 In the event of any default or breach of this Lease by TENANT ANT as set forth in Article 30 hereof or elsewhere herein:

SEE LEASE RIDER, PARAGRAPH 5.

31.1.1 / The Rent reserved herein for the entire unexpired portion of the term of this Lease shall, at LANDLORD's option, thereupon immediately become due and payable. TENANT shall be obligated for such accelerated Rent regardless of which other of the remedies provided in
Section 31 hereof (or provided by law) LANDLORD elects to pursue.

31.1.2 LANDLORD, at its option, may terminate this Lease upon and by giving notice of termination to TENANT, or LANDLORD, without terminating this Lease, may at any time after such default or breach, without notice or demand additional to that provided in Article 30 thereof, and without limiting LANDLORD in the exercise of any other right or remedy which LANDLORD may have by reason of such default or breach (other than the aforementioned right of termination) exercise any one or more of the remedies hereinafter provided in this Section or as otherwise provided by law, all of such remedies (whether provided herein or by law) being cumulative and not exclusive:

31.1.3 LANDLORD may enter the PREMISES (with or without process of law and without thereby incurring liability to TENANT and without such entry being constituted an eviction of TENANT or termination of this Lease) and take possession of the PREMISES and all personal property of every kind on the PREMISES, except for TENANT's business records, and LANDLORD may, but shall not be required to: (i) apply against the accelerated rent and the expenses, including attorneys' fees, which LANDLORD may have incurred in connection with such repossession, either the value of such personal property or the proceeds, after selling expenses from the sale of such personal property and reduced by the proceeds of any reletting of the PREMISES, whichever LANDLORD chooses to do, (ii) at any time and from time to time relet the PREMISES or any part thereof for the account of TENANT, for such terms, upon such conditions and at such rental as LANDLORD may deem proper. LANDLORD is hereby authorized by TENANT either to sell any such personal property at public or private sale without notice to TENANT or to store the same or place the same in storage at TENANT's expense. In the event of such reletting, (i) LANDLORD shall receive and collect the Rent therefrom and shall first apply such Rent against such expense as LANDLORD may have incurred in recovering possession of the PREMISES, placing the same in good order and condition, altering or repairing the same for reletting, and such other expenses, commissions and charges, including attorneys' fees, which LANDLORD may have paid or incurred in connection with such repossession and reletting, and then shall apply such rent against the accelerated Rent, and (ii) LANDLORD may execute any lease in connection with such reletting in LANDLORD's name or in TENANT's name, as LANDLORD may see fit, and the Tenant of such reletting shall be under no obligation to see to the application by LANDLORD of Rent collected by LANDLORD, nor shall TENANT have any right to collect any Rent under such reletting. No reentry by LANDLORD shall be deemed to be an acceptance of a surrender by TENANT of this Lease or of the PREMISES. SEE LEASE RIDER, PARAGRAPH 6.

31.1.4 In the e event of any default, TENANT hereby empowers any prothonotary, clerk or attorney of any court of record to appear for TENANT in any and all actions which may be brought for rent, additional rent, or other charges or expenses agreed to paid by TENANT hereunder and to sign for TENANT an agreement for entering in any competent court an amicable action or actions for the recovery of rent, additional rent, or other charges or expenses and, in said suits or in said amicable action or actions, to confess judgment against TENANT for all or any part of such rent, additional rent, including, at LANDLORD's option, the rent for the entire unexpired balance of the term of this Lease, computed as aforesaid, and any other charges, payments, costs and expenses reserved as rent or agreed to be paid by TENANT, and for interest and costs together with an attorney's commission of five percent ( %) thereof. Said authority shall not be exhausted by any one exercise thereof, but judgment may confessed as aforesaid from time to time and as often as any of said rent, additional rent or other charges reserved as rent shall fall due be in arrears, and such powers may be exercised at any time before or after the EXPIRATION DATE of this Lease. It shall not be necessary for LANDLORD to file the original of this Lease, but LANDLORD may file a true copy there of at the time of the entry of such judgment or judgments.

31.1.5 When this Lease shall be determined by condition broken, and also when and as soon as the term hereby created shall have expired, it shall be lawful, following either or both events, for any attorney as attorney for the TENANT to file an agreement for entering in any competent court an amicable action and judgment in ejectment against TENANT and all persons or entities claiming under TENANT for the recovery by LANDLORD of possession of the PREMISES, for which this Lease shall be sufficient warrant; whereupon, if LANDLORD so desires, a writ of possession may issue forthwith, without any prior writ or proceeding whatsoever, and provided that, if for any reason after such action shall have been commenced the same shall be determined and the possession of the PREMISES shall remain in or be restored to TENANT, LANDLORD shall have the right, upon any subsequent default or defaults or upon the termination or expiration of this Lease, to bring one or more amicable action or actions to recover possession of the said PREMISES. In any amicable actions of ejection, LANDLORD shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, and, if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of course, custom or practice to the contrary notwithstanding.

32. WAIVER. The failure or delay on the part of either party to enforce or exercise at any time any of the provisions, rights or remedies in this Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any part hereof, or the right of the party to thereafter enforce each and every such provision, right or remedy. No waiver of any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by LANDLORD of rent at a time when the rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by LANDLORD of a lesser amount than the rent due shall not be construed to be other than a payment on account of the Rent then due, nor shall any statement on TENANT's check or any letter accompanying TENANT's check be deemed an accord and satisfaction and LANDLORD may, but shall not be obligated to, accept such payment without prejudice to LANDLORD's right to recover the balance of the Rent due or to pursue any other remedies provided in this Lease.

33. EXCULPATORY AGREEMENTS.

33.1 Anything contained in this Lease to the contrary notwithstanding, TENANT agrees that it shall look solely to the estate and property of the LANDLORD in the BUILDING in which the PREMISES form a part for the collection of any judgment (or other judicial process) requiring the payment of money by LANDLORD in the event of any default or breach by LANDLORD with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by LANDLORD, and no other property or assets of LANDLORD, or any partner, employee, agent or other representative of LANDLORD, shall become subject to levy, execution, attachment or other enforcement procedures for the satisfaction of TENANT's remedies. If the BUILDING is transferred or conveyed, LANDLORD shall be relieved of all covenants and obligations under this Lease thereafter accruing and TENANT shall look to such transferee thereafter.

33.2 The parties hereto agree that neither party to this Lease shall under any circumstances assert a claim for or be liable to the other for any consequential damages of any nature whatsoever.

34. SUCCESSORS. The respective rights and obligations provided in this Lease shall bind and inure to the benefit of the parties hereto, their legal representatives, heirs, successors and permitted assigns; provided, however, that no rights shall inure to the benefit of any successor of TENANT unless LANDLORD's written consent for the transfer to such successor has first been obtained as provided in Article 28 above.

35. GOVERNING LAW. This Lease shall be construed, governed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

36. SEPARABILITY. If any provisions of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

37. CAPTIONS. Captions, title of exhibits, riders and the table of contents to this Lease, if any, are for convenience and reference only, and are in no way to be construed as defining, limiting and modifying the scope or intent of the various provisions of this Lease.

38. GENDER. As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership, or other entity; the plural shall be substituted for the singular and the feminine for the masculine where appropriate.

39. NOTICES.

39.1 Except as set forth in Section 39.3, all notices and other communications hereunder shall be in writing and shall be sent by certified mail, return receipt requested, or may be personally delivered to TENANT at the PREMISES or may be delivered by Federal Express or another overnight delivery service, with a copy by ordinary first class mail to the other party as follows:

39.1.1 If to TENANT:
RYAN, BECK & CO., INC.
to the PREMISES
Attention: Office Manager

With a copy by first class mail to:
Stephen Burdumy, Esq.
Klehr, Harrison, Harvey, Branzburg & Ellers
1401 Walnut Street
Philadelphia, PA 19102

39.1.2 If to LANDLORD:
MONUMENT DEVELOPMENT ASSOCIATES
9 Union Avenue
Bala Cynwyd, Pa. 19004

39.2 Whenever a period of time is to be computed from the date ofnotice, such period shall be computed from the date following the day of mailing or delivery in accordance with the provisions of Section 39.1 hereof.

39.3 Billings, invoices, reminders, if any, and other non-formal communications between the parties hereto may be sent by ordinary first class mail to the person or office designated from time to time by either of the parties.

39.4 Either party may change the address to which notice is to be given, provided that notice of such change is given pursuant to Section 39.1 hereof.

40. BROKER. LANDLORD and TENANT mutually represent to each other that they have not negotiated with any broker in connection with this Lease other than Albert M. Greenfield Co & Cushman & Wakefield. Each party agrees that should a claim be made against the other party for a commission from any broker other than the broker(s) named herein by reason of the acts of such party, the party upon whose acts such claim is predicated shall hold the other party free and harmless from any and all liability and expenses in connection therewith. LANDLORD agrees that it is solely responsible for any commissions due the above named broker(s).

41. LEASE NOT AN OFFER. The submission of this Lease to TENANT shall not be construed as an offer, nor shall the TENANT have any rights with respect thereto unless and until the LANDLORD shall execute a copy of this Lease and deliver the same to TENANT.

42. FORCE MAJEURE. Except as otherwise expressly provided for by any other provisions of this Lease, this Lease and the obligations of TENANT to pay rent hereunder and perform all of the other covenants, agreements, terms, provisions and conditions hereunder on the part of TENANT to be performed shall in no wise be affected, impaired, or excused because LANDLORD is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service, express or implied, to be supplied or is delayed in supplying any equipment or fixtures if LANDLORD is prevented or delayed from so doing by reason of any cause whatsoever beyond LANDLORD's reasonable control (other than the unavailability of funds), including, but not limited to, Acts of God, strikes, labor troubles, governmental preemption in connection with a national emergency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar emergency (any of which circumstances shall constitute a "force majeure"); provided that LANDLORD shall in each instance exercise reasonable diligence to effect performance when and as soon as possible.

SEE LEASE RIDER, PARAGRAPH 7 .

43. / RELOCATION OF TENANT. One occasion during the term of this Lease, LANDLORD, at its sole expense, on at least sixty (60) days prior written notice, may require TENANT to move from the PREMISES to another suite of comparable size and decor in order to permit LANDLORD to consolidate the PREMISES with other adjoining space leased or to be leased to another tenant in or coming into the BUILDING. In the event of any such relocation, LANDLORD will pay all the expenses of preparing and decorating the new PREMISES so that they will be substantially similar to the PREMISES at the expense of moving TENANT's furniture and equipment to the relocated PREMISES. Occupancy of the new PREMISES shall be under and pursuant to the terms of this Lease.

44. SECURITY.

44.1 Concurrently with the execution of this Lease, TENANT shall deposit with LANDLORD the sum of Five Thousand Five Hundred Eighty One Dollars ($5,581.00 ), the same to be held by LANDLORD without liability for interest, as security for the full and faithful performance by TENANT of the terms and conditions by it to be observed and performed hereunder. If any of the Rents herein reserved, or any other sum payable by TENANT to LAND RD become overdue and remain unpaid or should LANDLORD make any payments on behalf of TENANT, or should TENANT fail to perform any of the terms and conditions of this Lease, then LANDLORD, at its option, and without prejudice to any other remedy which LANDLORD may have on account thereof shall appropriate and apply said deposit, or so much thereof as may be required to compensate or reimburse LANDLORD, as the cause may be, toward the payment of Rent or Additional Rent, or loss or damage sustained by LANDLORD due to the breach or failure to perform on the part of TENANT, and upon demand TENANT shall restore such security to the original sum deposited.

44.2 Conditioned upon the full compliance by TENANT with all of the terms of this Lease, and the prompt payment of all rentals and other sums due hereunder, as and when they fall due, said deposit shall be returned in full to TENANT within thirty (30) days after the end of the term hereof.

45. LEASE MODIFICATION. If, in connection with obtaining or maintaining financing for the PROJECT, a SUPERIOR MORTGAGEE shall request reasonable modifications in this Lease as a condition to such financing, or in order to obtain the approval of this Lease by any SUPERIOR MORTGAGEE, TENANT agrees not to withhold, delay or defer its consent thereto, provided that such modifications do not materially and adversely affect the leasehold interest hereby created, reduce the size of the PREMISES or increase the rent.

46. EXHIBITS. Attached to this Lease and made part hereof are Exhibits "A", "B", "C", "D", "E" and "F".

47 . ENTIRE AGREEMENT. This lease, including the Exhibits and any Rider attached hereto, contains all the agreements, conditions, understanding, representations, and warranties made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest.

48. CORPORATE AUTHORITY. If TENANT is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the duly adopted resolution of the Board of Directors of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

49. LITIGATION. In the event either party hereto commences litigation to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover all costs and reasonable attorney's fees incurred in connection with such litigation, including any such costs or attorney's fees incurred in any appellate proceedings. Any litigation brought by either of the parties hereto shall be instituted in Montgomery County, Pennsylvania and the Parties submit to the jurisdiction of its courts.

50. LEASE AS SECURITY AGREEMENT. This Lease is a security agreement pursuant to the Pennsylvania Uniform Commercial Code, (the "U.C.C.") for any of the items of TENANT's PROPERTY which may be subject to a security interest pursuant to the U.C.C. and TENANT hereby grants LANDLORD a security interest in said items. TENANT agrees that LANDLORD may file this Lease, or a reproduction thereof, in the real-estate records or other appropriate index, as a financing statement for any of the items of TENANT's PROPERTY. Any reproduction of this Lease or of any other Security agreement or financing statement shall be sufficient as a financing statement. TENANT agrees to execute and delivery to LANDLORD, upon LANDLORD's request, any financing statements as well as extensions, renewals and amendments thereof and reproductions of the Lease in such form as LANDLORD may require to perfect a security interest with respect to times of TENANT's PROPERTY, including replacements and additions thereto. LANDLORD shall have all the remedies of a secured party under the U.C.C. in the event of TENANT's breach of any of the covenants or agreements herein contained to be performed by TENANT.

IN WITNESS WHEREOF, LANDLORD and TENANT have respectively signed and sealed this lease as of the day and year first above written.

TENANT:

ATTEST:RYAN, BECK & CO., INC.

________________________BY:___________________________
(Asst.) Secretary(Vice) President

LANDLORD:

MONUMENT DEVELOPMENT ASSOCIATES
BY:  BERKO MANAGEMENT COMPANY
ATTEST:a Pennsylvania Corporation, General Partner
Partner

_________________________BY: ____________________________
           SecretaryVice President

LEASE RIDER

This Rider is attached to and forms part of that certain Lease dated even date herewith, between MONUMENT DEVELOPMENT ASSOCIATES, Landlord and RYAN, BECK & CO., INC., Tenant, for the Premises on the first floor of the Building located at 150 Monument Road, Bala Cynwyd, Pennsylvania, as more fully described in the Lease.

The parties hereto agree that if there is a conflict between the provisions of this Rider and the provisions of the Lease to which this Rider is attached, the provisions of this Rider shall be controlling and shall supersede the conflicting language of the Lease.

The terms and provisions of this Lease to which this Rider is attached are hereby amended or clarified as follows:

1. Notwithstanding anything to the contrary contained in this Lease, wherever in this Lease or the Rules and Regulations attached hereto, LANDLORD's consent or approval is required, Landlord agrees that its consent and/or approval shall not be unreasonably withheld or delayed.

2. Article 6 Section 6.1.1 shall provide as follows:

6.1.1 (i) For and during the first Lease Year, Tenant shall pay no rent for the first two (2) months from the Commencement Date; thereafter, Tenant shall pay the sum of Fifty Five Thousand Eight Hundred Ten Dollars ($55,810.00), payable in monthly installment of Five Thousand Five Hundred Eighty One Dollars
($5,581.00) each.

6.1.1 (ii) For and during the second Lease Year, and thereafter during the original term of this Lease, tenant shall pay as minimum base rent the annual sum of Sixty Six Thousand Nine Hundred Seventy Dollars ($66,970.00) payable in monthly installments of Five Thousand Five Hundred Eighty One Dollars ($5,581.00) each.

3. Article 11 Section 11.1.5 is hereby modified to provide as follows:

TENANT's acceptance of the Premises will be subject to a list of incomplete work items or defects to be corrected (the "Punch List") which shall be provided by Tenant to Landlord within thirty (30) days of Tenant taking possession of the Premises. All such Punch List items shall be completed and remedied by Landlord as promptly as reasonably possible. Nothing in this Paragraph shall relieve Landlord of any of its repair obligations as set forth elsewhere in this Lease.

4. Pursuant to Article 27. Section 27.2, Tenant is hereby notified that LANDLORD's mortgagees are:

(a) The Aetna Casualty and Surety Company
c/o Latimer & Buck Mellon Bank Center, 12th Floor
1735 Market Street Philadelphia, PA 19103-7501

(b) Marilyn Steinman Partnership, Irving H. Schwartz, Irving
Schwartz Trust under Deed of Trust dated September 26,
1979, Robert Berman, Trust "B" under Will of Celia W.
Berman, By: Robert Berman, Attorney-in-Fact.
9 Union Avenue
Bala Cynwyd, PA 19004

Landlord agrees to procure from Mortgagee "a" above, a Subordination, Non-Disturbance and Attornment Agreement ("SNA Agreement"), in form substantially similar to Exhibit "F-1" attached hereto, promptly following the execution of this Lease by both Landlord and Tenant, provided, however, that Tenant shall first take possession of the Premises and execute a Tenant Estoppel Certificate that is required by Mortgagee "a", in form substantially similar to Exhibit "F-2" attached hereto. Landlord agrees, further, to procure from Mortgagee "b" above the execution of a SNA Agreement substantially similar to Exhibit "F"-3" attached hereto promptly following the execution of this Lease and the approval thereof by Mortgagee "a" above.

5. Article 31. Section 31.1.1 is hereby deleted and the following is substituted in its place:

31.1.1 The net present value of the Rent reserved herein, discounted at Continental Bank (Norristown, PA) prime rate plus two (2%) percent, for the entire unexpired portion of the term of this Lease shall, at Landlord's option, thereupon immediately become due and payable. Tenant shall be obligated for such accelerated Rent regardless of which other of the remedies provided in Section 31 hereof (or provided by law) Landlord elects to pursue. Provided however, such accelerated rent shall be reduced or, if received by Landlord, shall be repaid to Tenant to the extent that Landlord's rental loss is reduced or mitigated by net rental payments received from a successor tenant after deducting therefrom all of Landlord's reasonable costs of refitting and reletting the Premises or any part thereof.

6. Article 31. Section 31.1.3 is hereby supplemented by adding thereto the following provision:

Landlord  agrees to use reasonable efforts to re-let the  Premises  upon
Tenant's  default,  however, Landlord shall  not  be  required  to  give priority to Tenant's Premises over other vacant space in the Project. All costs and expenses of Landlord in connection with this Article 31 shall be reasonable.

7. Article 43 is hereby deleted and the following is substituted in its place:

43. RELOCATION OF TENANT. On one occasion during the term of this Lease, Landlord at its sole expense, on at least ninety (90) days prior written notice, may require Tenant to move from the Premises to another site of comparable size and decor in order to permit Landlord to consolidate the Premises with other adjoining space leased or to be leased to another tenant in or coming into the Building, provided, however, that in the event of receipt of any such notice, Tenant by written notice to Landlord may elect not to move to the other space and in lieu thereof to terminate this Lease. In the event of any such relocation, Landlord will pay all the expenses of preparing and decorating the new Premises so that they will be substantially similar to the Premises and the expense of moving Tenant's furniture and equipment to the relocated Premises. Occupancy of the new Premises shall be under and pursuant to the terms of this Lease.

8. The following additional Article 51 is hereby added to the Lease:

51. TENANT'S OPTION TO TERMINATE LEASE

51.1 With an effective termination date no earlier than three (3) years from the Commencement Date of this Lease, Tenant is hereby given the option, upon six (6) months prior written notice to Landlord, to terminate this Lease upon payment to Landlord of a termination fee ("Termination Fee:) equivalent to the unamortized costs of preparing the Premises for Tenant's occupancy, leasing commissions, design costs, etc. Such Termination Fee is estimated to be $ 13,000.00 , and shall not exceed the sum of $ 17,000.00. The Termination Fee shall be due and payable to Landlord upon the date of notice from Tenant of the exercise of such option.

9. The following additional Article 52 is hereby added to the Lease:

52. OPTION TO RENEW.

52.1 Landlord hereby grants unto Tenant the option to renew this Lease for a period of five (5) years from the Expiration Date stated in the Lease. For Tenant to exercise such option, Tenant must not be in default and the Lease must be in full force and effect. Such renewal option shall be exercised by Tenant providing Landlord with at least six (6) full calendar months prior written notice of Tenant's exercise of its option to renew, which time is of the essence.

52.2 The minimum base rent to be paid by Tenant to Landlord during such renewal period shall be the then market rental rate being charged for similar space in the Building. Such market rental rate shall be provided to Tenant within thirty (30) days of Tenant's notice exercising the renewal option set forth in Section 52.1 above. In the event that Landlord and Tenant are unable to agree on such market rental rate, Tenant shall have the right to rescind its notice to exercise its renewal option, whereupon this Lease shall terminate at the end of the initial term.

52.3 During such renewal period, Tenant shall pay to Landlord the operating expense escalations as set forth in Article 9 of this Lease, PROVIDED HOWEVER, that the Operating Expense Stop used to calculate increases in operating expenses shall be the then current per square foot annual operating expenses of the Project as of December 31, 1999.

10. The following additional Article 53 is hereby added to the Lease:

53. SIGNAGE. Tenant may have the right to install a sign at the end of the lobby on the first floor indicating the entrance to Tenant's suite. The design of the sign shall be subject to Landlord's review and approval.

In all other respects, the Lease to which this Rider is attached is hereby ratified and confirmed.

TENANT:

ATTEST:RYAN, BECK & CO., INC.

____________________________BY:_________________________
(Asst.) Secretary(Vice) President

LANDLORD:

MONUMENT DEVELOPMENT ASSOCIATES

BY:  BERKO MANAGEMENT COMPANY,
a Pennsylvania Corporation,
General Partner
ATTEST:

_____________________________BY:__________________________
            SecretaryVice President
                               EXHIBIT "B"

                    STANDARD BUILDING SPECIFICATIONS

A. PARTITIONS

      Steel stud construction (2-1/2"). Studding to be covered with 1/2"
       thick sheetrock on each side to ceiling            height.  Cove base to
       be 4" black or brown vinyl.

B. DOORS, BUCKS AND HARDWARE

      Doors to be nominal 3'-0" wide by 7 ' -0" high 1-3/4" thick, natural finish, flush panel. Solid core doors for public entrance, hollow core doors for interior offices. All doors and frames to be painted to match adjoining wall surface or natural finish. Hardware shall consist of Building Standard hinges and latch set on interior office and hinges, lockset and closer on entrance door. Door frames to be hollow metal.

C. CEILINGS AND WINDOWS

     1.Ceiling height shall be 8'-4" more or less depending upon location in building

     2.Ceilings to be fully accessible 2' x 4' acoustical fissured mineral tile supported on an exposed steel T-frame system

     3. Windows shall have Building Standard window coverings of 1" wide Venetian blinds.

D. HEATING, COOLING, AND VENTILATING

      The peripheral areas (to approximately 18 feet in from the glass line)shall be serviced by incremental self-contained closed-loop heat pump heating and cooling units with a thermostat and a reset control for each unit.

     2.Generally, the suspended ceiling spaces shall be used as return air plenums.

     3.The BUILDING air conditioning system for cooling, dehumidifying, and heating the air in the PREMISES shall have the capacity to accomplish the following results, effective during REGULAR HOURS on BUSINESS DAYS (as those terms are defined in Lease Section 15.1):

       (a) Maintain during the normal heating season indoor dry bulb temperatures not less than 70 degrees F whenever the outdoor dry bulb temperature is lower than 65 degrees F. and not lower than 10 degrees

       b) Maintain by comfort cooling indoor dry bulb temperature of 78 degrees
          F. whenever the outside dry bulb temperature is higher than 70 degrees
          F. and not higher than 90 degrees F.

     4. The foregoing performance criteria are based upon and limited to the following conditions of internal sources of heat and moisture and fresh air:

       (a) Maximum population -- one person per 100 square feet of floor area.

       (b) Maximum total electrical lighting and ordinary office machine connected load -- 4 watts per square foot of floor area in any room or other area.

                              SCHEDULE "B"

     5. The system of distribution ducts, supply registers and diffusers, return grilles and associated fixtures shall be laid out to provide, in conjunction with the perimeter incremental units, the foregoing performance criteria in the PREMISES.

E. PAINTING AND WALL COVERING

     1. Walls shall receive two coats of flat paint. Metal surfaces (other than bucks described in Section "B" above) not having a baked-on enamel finish shall receive two coats of semi-gloss enamel over one prime coat.

     2. Painting shall be in color shades selected by TENANT from twelve
       (12) Building Standard colors.

F. FLOOR COVERINGS

     1. Carpet or vinyl asbestos to be selected by TENANT from Building Standard quality and color selections.

G. STRUCTURAL

     1. Floor load capacity of 60 pounds per square foot of live load plus 20 pounds per square foot of live load for partitions. Reasonable additional loading to suite TENANT's requirements can be accommodated on each floor in selected areas contiguous to the core upon prior consultation with and approval by LANDLORD's structural engineer.

H. LIGHTING

     1. Recessed fluorescent lighting fixtures size 2' x 4' with virgin acrylic lenses, to accommodate 4-40 watt rapid start tubes, shall be provided to the extent of one such fixture per 85 square feet of usable area.

     2. Where required by design conditions, 2' x 2' recessed fluorescent fixtures with virgin acrylic lenses, to accommodate 4-20 watt rapid start tubes may be substituted for a like number of 2' x 4' fixtures.

     3. Wall switches shall be provided to the extent of one switch per private office and conference room and one switch per 2,000 square feet in all other areas, to service the above mentioned lighting fixtures. Switches shall be single pole, quiet type, with vertical plate, and will be recessed in partitions near entrance doors and conveniently located in open spaces.

I. ELECTRICITY

     1. Electricity conductors and distribution equipment is provided to deliver 480/277 volts, 3 phase, 4 wire, 60 hertz alternating current to each floor of the BUILDING.

     2. Feeders serving the PREMISES are based upon a connected load of 10 watts per square foot of rentable floor area for lighting and power, providing 3 watts per square foot for fluorescent lighting at 480/277 volts, 1 watt per square foot for incandescent lighting and appliances at 120/208 volts, and 6 watts per square foot of power for space conditioning at 480/277 volts.

     3. Circuit breaker panel boards are provided on each floor of the BUILDING.

       (a) For 277 volts lighting, 16 amperes continuous rating, for the number of circuits required for 3 watts per square foot of usable floor area connected load.

       (b) For 120 volts power, 16 amperes continuous rating, with one breaker for approximately every 1,600 square feet of usable floor area.

       (c) With transformers of adequate capacity to provide 120/208 volts, at 1 watt per square foot of usable area.

       (d) For 480/277 volts space conditioning, the number of circuits necessary to service the equipment required to maintain the space conditions outlined in Section I.2 hereof.

J. TELEPHONE

     1.Low tension wiring (including, but not limited to TENANT's telephone wiring) to be furnished at TENANT's expense.

     2.TENANT is responsible to arrange for telephone prewiring with local telephone company or other telephone supplier.

K. GENERAL

     1. All of the items and finishes above listed in these BUILDING SPECIFICATIONS shall be supplied to the specifications, color, quality and quantity designated. Design of the basic building risers for the mechanical and electrical systems is such that TENANT's requirements for additional power at various voltages and phases, additional lighting, and various mechanical facilities can be made available.

     2. Any contractors engaged by TENANT for any permitted purpose shall comply with all regulations established by LANDLORD to promote safety and quality of construction and such contractors shall coordinate their efforts to ensure timely completion of work. All design, construction and installation shall conform to the requirements of applicable building, plumbing and electrical codes and the requirements of any authority having jurisdiction over or with respect to such work. Nothing herein contained in this Exhibit "B" shall supersede or contravene anything set forth in the Lease to which this Exhibit is attached.


                   RULES AND REGULATIONS APPLICABLE TO
                    TENANTS, ITS EMPLOYEES, LICENSEES
                         INVITES AND CONTRACTORS

1. TENANT shall not obstruct or permit its employees, agents, servants, invitees or licensees to obstruct, in any way, the sidewalks, entry passages, corridors, halls, stairways or elevators of the BUILDING, or use the same in any way other than as a means of passage to and from the offices of TENANT; bring in, store, test or use any materials in the BUILDING which could cause a fire or an explosion or produce any fumes or vapor; smoke in any elevator; throw substances of any kind out of windows or doors, or down the passages of the BUILDING, or in the halls or passageways; sit in or place anything upon the window sills; or clean the exterior of the windows.

2. Waterclosets and urinals shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, ashes, newspaper or any other substances of any kind shall be thrown into them. Waste and excessive or unusual use of water or electricity is prohibited.

3. The windows, doors, partitions and lights that reflect or admit light into the halls or other places of the BUILDING shall not be obstructed. No signs, advertisements or notices shall be inscribed, painted, affixed or displayed in, on, upon or behind any windows, except as may be required by law or agreed upon by the parties; and no sign, advertisement or notice shall be inscribed, painted or affixed on any doors, partitions or other part of the inside of the BUILDING, without the prior written consent of LANDLORD. If such consent be given by LANDLORD, any such sign, advertisement, or notice shall be inscribed, painted or affixed at TENANT's sole expense.

4. No contract with any supplier of towels, water, ice, toilet articles, waxing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish or garbage, or other like service shall be entered into by TENANT, nor shall any vending machine of any kind be installed in the BUILDING or the PREMISES without the prior written consent of LANDLORD.

5. When electric wiring of any kind is introduced, it must be connected as directed by LANDLORD, and no stringing or cutting of wires will be allowed, except with the prior written consent of LANDLORD, and shall be done only by contractors approved by LANDLORD.

6. LANDLORD shall have the right to prescribe the weight, size and position of all safes and other bulky or heavy equipment and all freight brought into the BUILDING by any tenant; and the time of moving the same in and out of the BUILDING. All such moving shall be done under the supervision of LANDLORD. LANDLORD will not be responsible for loss of or damage to any such equipment or freight from any cause; but all damage done to the BUILDING by moving or maintaining any such equipment or freight shall be repaired at the expense of TENANT. LANDLORD reserves the right to inspect all freight to be brought into the BUILDING and to exclude from the BUILDING all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Business machines and mechanical equipment shall be placed and maintained by TENANT, at TENANT's expense, in settings sufficient, in LANDLORD's judgment, to absorb and prevent vibration, noise and annoyance to other tenants.

7. No additional lock or locks shall be placed by TENANT on any door in the BUILDING, without the prior written consent of LANDLORD. TENANT shall be entitled, however, to change the lock on the door to TENANT's premises provided TENANT furnishes LANDLORD with two (2) keys to any such replacement lock and further provided any such replacement lock is installed at Tenant's sole expense. All keys to doors to washrooms shall be returned to LANDLORD on or before the TERMINATION DATE.

8. TENANT shall not employ any person or persons for the purpose of cleaning the PREMISES, without the prior written consent of LANDLORD. LANDLORD shall not be responsible to TENANT for any loss of property from the PREMISES, however occurring, or for any damage done to the effects of TENANT by such janitors or any of its employees, or by any other person or any other cause.

9. No bicycles, vehicles, or animals of any kind shall be brought into or kept in or about the PREMISES.

10. The requirements of TENANT will be attended to only upon application at the BUILDING office of LANDLORD. Employees of LANDLORD shall not perform any work for TENANT or do anything outside of their regular duties, unless under special instructions from LANDLORD.

11. The PREMISES shall not be used for lodging or sleeping purposes, not shall TENANT use the PREMISES for the sale of food or beverages.

12. TENANT shall not conduct, or permit any other person to conduct, any auction upon the PREMISES; manufacture or store goods, wares or merchandise upon the PREMISES, without the prior written approval of LANDLORD, except the storage of usual supplies and inventory to be used by TENANT in the conduct of its business; permit the PREMISES to be used for gambling; make any unusual noises in the BUILDING; permit to be played any musical instrument in the PREMISES; permit to be played any radio, television, recorded or wires music in such a loud manner as to disturb or any other tenants; or permit any cooking or other unusual odors to be produced upon the PREMISES.

13. Between 6:00 p.m. and 8:00 a.m. on weekdays, before 8:00 a.m. and after 2:00 p.m. on Saturdays, and all day Sunday and BUILDING holidays, the BUILDING is closed. Use of the PREMISES when the BUILDING is closed shall result in AFTER HOURS charges as set forth in Article 16 of this LEASE. All persons using the BUILDING or entering or leaving same AFTER HOURS shall use LANDLORD's security card system. LANDLORD reserves the right to exclude from the BUILDING during such periods all persons who do not present a security card issued by TENANT. Each TENANT shall be responsible for all persons to whom such security cards are issued and shall be liable to LANDLORD for all acts of such person.

14. No awnings or other projections shall be attached to the outside walls of the BUILDING. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the PREMISES, without the prior written consent of LANDLORD. Such curtains, blinds and shades must be of a quality, type, design, and color, and attached in a manner approved by LANDLORD.

15. Canvassing, soliciting and peddling in the BUILDING are LANDLORD prohibited, and TENANT shall cooperate to prevent the same.

16. There shall not be used in the PREMISES or in the BUILDING either by TENANT or by others in the delivery or receipt of merchandise, supplies or equipment, any hand trucks except those equipped with rubber tires and side guards and otherwise not objectionable to LANDLORD.

17. Before closing and leaving the PREMISES, TENANT shall ensure that all windows are closed and all entrance doors locked.

18. LANDLORD shall have the right to prohibit any advertising by TENANT which in LANDLORD's opinion tends to impair the reputation of the BUILDING or its desirability as a building for offices, and upon written notice from LANDLORD, TENANT shall refrain from or discontinue such advertising.

19. LANDLORD hereby reserves to itself any and all rights not granted to TENANT hereunder, including, but not limited to, the following rights which are reserved to LANDLORD for its purposes in operating the
BUILDING: (a) the exclusive right to the use of the name of the BUILDING for all purposes, except that TENANT may use the name as its business address and for no other purpose; (b) the right to change the name of the BUILDING, without incurring any liability to TENANT for so doing;
(c) the right to install and maintain a sign or signs on the exterior of the BUILDING; (d) the exclusive right to use or dispose of the use of the roof of the BUILDING; (e) the right to limit the space on the directory of the BUILDING to be allotted to TENANT; (f) the right to grant to anyone the right to conduct any particular business or undertaking in the BUILDING.

20. TENANT will refer all contractors, contractors' representatives and installation technicians rendering any service on or to the PREMISES to LANDLORD for LANDLORD's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the BUILDING, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the BUILDING.

21. TENANT and its employees shall conform to reasonable security rules and procedures which may from time to time be established by LANDLORD and TENANT shall reimburse LANDLORD for the actual cost of any identification or entry control cards issued to TENANT employees in conjunction with any such security system and procedures.

22. TENANT shall not use, generate, treat, store, dispose of or otherwise introduce, without limitation, any "hazardous substance" (as defined in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601(14) and as further defined by the various environmental protection laws, rules and regulations from time to time placed in effect by the Commonwealth of Pennsylvania) on, in or upon the PROJECT or the PREMISES.

23. TENANT, its employees, agents, business visitors and invitees shall observe and comply with all non-smoking rules in common areas of the BUILDING as shall be in effect from time to time.

24. TENANT hereby acknowledges that its rental payments to LANDLORD do not include the cost of guard service or other security measures not installed and operational at the time of the execution of this Lease and that LANDLORD shall have no obligation to provide same. TENANT assumes all responsibility for the protection of TENANT, its employees, agents, and invitees from acts of third parties.


                         CLEANING SPECIFICATIONS

1. Empty all wastebaskets.

2. Dust all office furniture, ledges, window sills, wall vents.

3. Wipe clean all desk tops.

4. Empty all ashtrays, clean and wipe.

5. All water fountains and water coolers washed with germicidal solution.

6. Vacuum all carpeted areas and spot clean as necessary.

7. Spot clean all metal and woodwork as necessary.

8. Damp mop with disinfectant all floors in:
     1. Cafeteria or vending areas     2. Bathrooms

9. Dry sweep and damp mop all tile floors.

10. Entrance mats will be washed or vacuumed.

11. All stairwells will be kept clean.

12. Doors, door jams, switch plates will be spot cleaned.

13. All public telephones will be cleaned with disinfectant.

14. All elevators will be cleaned with disinfectant.

15. Dust exterior of all light fixtures as necessary.

16. All toilets and urinals will be wiped clean and sanitized with disinfectant solution.

17. All sinks and fixtures will be cleaned with a non-abrasive cleaner.

18. All paper towel, sanitary napkin and toilet paper dispensers will be wiped clean and polished with disinfectant.

19. All dispensers will be filled.

20. Clean all mirrors.

     Any and all additional or specialized janitorial service desired or required by TENANT shall be contracted for by TENANT directly with LANDLORD's janitorial contractor or with LANDLORD if it provides such services with its own employees and the cost and payment thereof shall be and remain the sole responsibility of TENANT. TENANT shall pay to LANDLORD on demand the costs incurred by LANDLORD for (a) cleaning work in the PREMISES or the BUILDING required because of (i) misuse or neglect on the part of TENANT or its employees or visitors, (ii) use of portions of the PREMISES for preparation, serving, or consumption of food or beverages, reproducing operations, private lavatories or toilets or other special purposes requiring greater or more difficult cleaning work than office areas, (iii) unusual quantity of interior glass surfaces, (iv) non-building standard materials or finishes installed by TENANT or at its request, (v) increases in frequency or scope in any of the items set forth in Exhibit "E" as shall have been requested by TENANT, and (b) remove from the PREMISES and the BUILDING of (i) so much of any refuse and rubbish of TENANT as shall exceed that normally accumulated daily in the routine or ordinary business office occupancy, and (ii) all of the refuse and rubbish of TENANT's machines and the refuse and rubbish of any other eating facilities requiring special handling (known as "WET GARBAGE"). LANDLORD, its employees, and its cleaning contractor (if any) and their employees shall have AFTER HOURS access to the PREMISES and the use of TENANT's light, power and water in the PREMISES as may be reasonably required for the purpose of cleaning the PREMISES.

                               EXHIBIT "D


               TENANT'S INVENTORY OF ELECTRICAL EQUIPMENT
                   TO BE USED IN THE DEMISED PREMISES



ITEM            MODEL                    VOLTS         AMPS      BTU'S




NOTE:PURSUANT TO SECTION 15.1.1 OF THE LEASE, NO ALTERATIONS OR
       ADDITIONS TO THE ITEMS LISTED ABOVE MAY BE MADE WITHOUT
       LANDLORD'S WRITTEN CONSENT.



                               EXHIBIT "E"

                   SUBORDINATION, NON-DISTURBANCE AND
                          ATTORNMENT AGREEMENT

THIS AGREEMENT is dated the ________ day of ______________ 19__, and is made between the AETNA CASUALTY AND SURETY COMPANY or one or more of its affiliates or designees, ("Mortgagee"), and RYAN, BECK & CO., INC. ("TENANT").

RECITALS:

(a) Tenant has entered into a certain lease ("Lease") dated APRIL 12, 1994 with MONUMENT DEVELOPMENT ASSOCIATES as lessor ("Landlord"), covering certain premises known as 150 Monument Road and located in Bala Cynwyd, PA 19004 (the "Demised Premises"); and

(b) Mortgagee has/agreed to make a mortgage loan in the amount of $7,500,000.00 (the "Mortgage") to the Landlord, secured by the Demised Premises, and the parties desire to set forth their agreement herein.

NOW, THEREFORE, in consideration of the Demised Premises and of the sum of ONE DOLLAR ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. Said Lease is and shall be subject and subordinate to the Mortgage insofar as it affects the real property of which the Demised Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

2. Tenant agrees that it will attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Demised Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of said Lease upon the same terms and conditions set forth in said Lease.

3. If it becomes necessary to foreclose the Mortgage, Mortgagee will not terminate said Lease nor join. Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants, or conditions of said Lease.

4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be:

a.   liable  for  any  act or omission of any prior landlord  (including
Landlord); or

b.  liable for the return of any security deposit; or

c. subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

d. bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

e. bound by any amendment or modification of the Lease made without its consent.

5. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

6. Tenant agrees to give Mortgagee, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or of such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such thirty (30) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminate while such remedies are being so diligently pursued.

IN WITNESS WHEREOF, the parities hereto have executed these presents as of the day and year first above written.

_____________________________________
Mortgagee:________________________________
Date:By:______________________________________
Its:

Address:  c/o AETNA Realty Investors, Inc.
   242 Trumbull
    Hartford, CT 06156



                       TENANT ESTOPPEL CERTIFICATE

TO : AETNA CASUALTY & SURETY COMPANY and/or its affiliates:

1. The undersigned is the Lessee (Tenant) under that certain Lease dated April 1994 by and between Monument Development Associates as Lessor (Landlord) and Ryan. Beck & Co.. Inc. as Lessee, covering those certain premises commonly known and designated as 150 Monument Road, Bala Cynwyd, PA 19004.

2. The Lease has not been modified, changed, altered or amended in any respect (except as indicated following this sentence) and is the only Lease or agreement between the undersigned and the Lessor affecting said premises. If none, state "none".

3. The undersigned has made no agreements with Lessor or its agents or employees concerning free rent, partial rent, rebate of rental payments or any other type of rental concession (except as indicated following this sentence) . If none, state ' none".

4. The undersigned has accepted and now occupies the premises, and is and has been open for business since , 19 . The lease term began , 19 , and the rent for said premises has been paid to and including _, 19 _ . No rent has been prepaid for more than two (2) months. The fixed minimum rent being paid as above is 5 per month.

5. The Lease is not in default and is in full force and effect. As of the date hereof, the undersigned is entitled to no credit, no free rent and no offset or deduction in rent.

6. The undersigned has received or will receive payment or credit for tenant improvement work in the total amount of S (or if other than cash, describe below). If none, state "none".

7. The Lease does not contain and the undersigned does not have any outstanding options or rights of first refusal to purchase the premises or any part thereof the real property of which the premises are a part.

8. No actions, whether voluntary or otherwise, are pending against the undersigned under the bankruptcy laws of the United States or any state thereof.

9. The undersigned acknowledges that all the interest of Lessor in and to the above-mentioned Lease is being duly assigned to AETNA CASUALTY & SURETY COMPANY or one of its affiliates hereinafter "Aetna" and that pursuant to the terms thereof all rental payments under said Lease shall continue to be paid to Lessor in accordance with the terms of the Lease unless and until you are otherwise notified in writing by Aetna, or its successor or assigns.

It is particularly noted:

     (a) That under the provisions of said assignment, said assignment said Lease cannot be terminated (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent be given to the release of any party having liability thereon, without the prior written consent of Aetna, or its successors and assigns, and without such consent no rent may be collected or accepted more than two months in advance.

     (b) That the interest of the lessor in said Lease has been assigned to Aetna, for the purposes specified in the assignment and Aetna, or its successors and assigns, assumes no duty, liability or obligation whatever under said Lease or any extension or renewal thereof.

     (c) Any notices sent to AETNA CASUALTY & SURETY COMPANY or its affiliates should be sent by Registered Mail and addressed to 242 Trumbull Street, Hartford, CT 06156, Attention: Real Estate Investment Department.

10. Tenant agrees to give Mortgage and/or Trust Deed Holders, by Registered Mail a copy of any Notice of Default served upon the Landlord, provided that prior to such notice tenant has been notified, in writing, (by way of Notice of Assignment of Rents and Leases or otherwise) of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such (30) days, any Mortgagee and/or Trust Deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

11. This certification is made to induce AETNA CASUALTY & SURETY COMPANY or one of its affiliates to make certain fundings, knowing that AETNA CASUALTY & SURETY COMPANY relies upon the truth of this certification in disbursing said funds.

Dated this    8 day of           APRIL, 1994

RYAN, BECK & CO.  LESSEE

BY:_______________________________

BY:_______________________________

         SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS AGREEMENT dated the day of , 1994, between MARILYN STEINMAN PARTNERSHIP, IRVING IS. SCHWARTZ, IRVING N. SCHWARTZ TRUST UNDER DEED OF TRUST DATED SEPTEMBER 26, 1979, ROBERT BERMAN, TRUST "B" UNDER WILL OF CELIA W. BERMAN, By: Robert Berman, Attorney-in-Fact (hereinafter called "MORTGAGEE"), and RYAN BECK & CO., INC. (hereinafter called "TENANT"').

                               WITNESSETH:

(a) TENANT has entered into a certain lease dated April 12, 1994 with MONUMENT DEVELOPMENT ASSOCIATES (hereinafter referred to as "LANDLORD") covering premises improved by a certain building known as 150 Monument Road and located in Bala Cynwyd, Pennsylvania; and

(b) MORTGAGEE is the assignee of a Note in the amount of Four Million Five hundred Thousand Dollars ($4,500,000.00) from LANDLORD, and is the holder of a certain mortgage securing said Note (the "MORTGAGE") dated as of August 31, 1983 and recorded with the Recorder of Deeds in Montgomery County, Pennsylvania, and the parties desire to set forth their agreements as hereinafter set forth

NOW THEREFORE, in consideration of the Premises and of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows:

1. Said Lease is and shall be subject and subordinate to the MORTGAGE and (so long as the same are subject to the provisions of Paragraph 3 below) to all renewals, assignments, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal sum secured thereby and interest thereon.

2. TENANT agrees that it will attorn to and recognize any purchaser at a foreclosure sale under the MORTGAGE, any transferee who acquires the demised premises by deed in lieu of foreclosure, and the successors and assigns of such purchasers, and/or transferees as its LANDLORD for the unexpired balance (and any extensions, if exercised) of the term of said Lease upon the same terms and conditions set forth in said Lease.

3. In the event that it should become necessary to foreclose the MORTGAGE (as the same shall be renewed, assigned, modified, consolidated, replaced or extended), the MORTGAGEE thereuruder will not terminate said Lease or join TENANT in summary or foreclosure proceedings nor disturb the quiet enjoyment or peaceable possession of TENANT under its lease so long as TENANT is not in default under any of the terms, covenants or conditions of said lease beyond any applicable grace, notice or cure periods.

4. In tile event that MORTGAGEE shall succeed to the interest of LANDLORD under the Lease, MORTGAGEE shall not be:

a.  liable  for  any  act or omission of any prior  landlord  (including
LANDLORD: or
     b. liable for the return of any security deposit; or
     c. subject to any offsets or defenses which TENANT might have against any prior landlord (including
      LANDLORD); or
     d. bound by any amendment or modification of the Lease made without its consent.

5. TENANT shall not, until any such attornment, pay rent or additional rent under the Lease for more than one (1) month in advance and shall not amend or modify the Lease without the prior written consent of the MORTGAGEE.

6. TENANT shall, from time to time, deliver such certificate as MORTGAGEE shall request as to the continuance of the Lease in effect, as to payment of rents thereunder and as to such related matters as MORTGAGEE shall request.

7. TENANT shall promptly notify MORTGAGEE of the occurrence of any default or event of default by LANDLORD under the Lease or of any event which, with the giving of notice or passage of time, could become an event of default.

8. MORTGAGEE shall be construed to include, the present holders of the MORTGAGE and any successors or assigns of it or any other holder of the MORTGAGE.

9. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto, with intent that this Agreement shall bind their respective successors and assigns, have executed these presents the day and year first above written.

MORTGAGEETENANT

MARILYN STEINMAN PARTNERSHIP,RYAN, BECK & CO., INC.
IRVING H. SCHWARTZ, IRVING H.
SCHWARTZ TRUST UNDER DEED OFBY:_____________________________
TRUST DATED SEPTEMBER 26, 1979,Vice President
ROBERT BERMAN, TRUST "B" UNDER
WILL OF CELIA W. BERMAN.WITNESS:________________________

BY ROBERT BERMAN, ATTORNEY-IN-FACT

BY:__________________________________

WITNESS:_____________________________

         SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS AGREEMENT dated the 27th day of July, 1994, between MARILYN STEINMAN PARTNERSHIP, IRVING IS. SCHWARTZ, IRVING N. SCHWARTZ TRUST UNDER DEED OF TRUST DATED SEPTEMBER 26, 1979, ROBERT BERMAN, TRUST "B" UNDER WILL OF CELIA W. BERMAN, By: Robert Berman, Attorney-in-Fact (hereinafter called "MORTGAGEE"), and RYAN BECK & CO., INC. (hereinafter called "TENANT"').

                               WITNESSETH:

(a) TENANT has entered into a certain lease dated April 12, 199 4 with MONUMENT DEVELOPMENT ASSOCIATES (hereinafter referred to as "LANDLORD") covering premises improved by a certain building known as 150 Monument Road and located in Bala Cynwyd, Pennsylvania; and

(b) MORTGAGEE is the assignee of a Note in the amount of Four Million Five hundred Thousand Dollars ($4,500,000.00) from LANDLORD, and is the holder of a certain mortgage securing said Note (the "MORTGAGE") dated as of August 31, 1983 and recorded with the Recorder of Deeds in Montgomery County, Pennsylvania, and the parties desire to set forth their agreements as hereinafter set forth

NOW THEREFORE, in consideration of the Premises and of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows:

1. Said Lease is and shall be subject and subordinate to the MORTGAGE and (so long as the same are subject to the provisions of Paragraph 3 below) to all renewals, assignments, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal sum secured thereby and interest thereon.

2. TENANT agrees that it will attorn to and recognize any purchaser at a foreclosure sale under the MORTGAGE, any transferee who acquires the demised premises by deed in lieu of foreclosure, and the successors and assigns of such purchasers, and/or transferees as its LANDLORD for the unexpired balance (and any extensions, if exercised) of the term of said Lease upon the same terms and conditions set forth in said Lease.

3. In the event that it should become necessary to foreclose the MORTGAGE (as the same shall be renewed, assigned, modified, consolidated, replaced or extended), the MORTGAGEE thereuruder will not terminate said Lease or join TENANT in summary or foreclosure proceedings nor disturb the quiet enjoyment or peaceable possession of TENANT under its lease so long as TENANT is not in default under any of the terms, covenants or conditions of said lease beyond any applicable grace, notice or cure periods.

4. In tile event that MORTGAGEE shall succeed to the interest of LANDLORD under the Lease, MORTGAGEE shall not be:

a.  liable  for  any  act or omission of any prior  landlord  (including
LANDLORD: or

     b. liable for the return of any security deposit; or
     c. subject to any offsets or defenses which TENANT might have against any prior landlord (including
      LANDLORD); or
     d. bound by any amendment or modification of the Lease made without its consent.

5. TENANT shall not, until any such attornment, pay rent or additional rent under the Lease for more than one (1) month in advance and shall not amend or modify the Lease without the prior written consent of the MORTGAGEE.

6. TENANT shall, from time to time, deliver such certificate as MORTGAGEE shall request as to the continuance of the Lease in effect, as to payment of rents thereunder and as to such related matters as MORTGAGEE shall request.

7. TENANT shall promptly notify MORTGAGEE of the occurrence of any default or event of default by LANDLORD under the Lease or of any event which, with the giving of notice or passage of time, could become an event of default.

8. MORTGAGEE shall be construed to include, the present holders of the MORTGAGE and any successors or assigns of it or any other holder of the MORTGAGE.

9. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto, with intent that this Agreement shall bind their respective successors and assigns, have executed these presents the day and year first above written.

MORTGAGEETENANT

MARILYN STEINMAN PARTNERSHIP,RYAN, BECK & CO., INC.
IRVING H. SCHWARTZ, IRVING H.
SCHWARTZ TRUST UNDER DEED OFBY:_____________________________
TRUST DATED SEPTEMBER 26, 1979,Vice President
ROBERT BERMAN, TRUST "B" UNDER
WILL OF CELIA W. BERMAN.WITNESS:________________________

BY ROBERT BERMAN, ATTORNEY-IN-FACT

BY:__________________________________
WITNESS:_____________________________

                   SUBORDINATION, NON-DISTURBANCE AND
                          ATTORNMENT AGREEMENT

THIS AGREEMENT is dated the ________ day of ______________ 19__, and is made between the AETNA CASUALTY AND SURETY COMPANY or one or more of its affiliates or designees, ("Mortgagee"), and RYAN, BECK & CO., INC. ("TENANT").

RECITALS:

(a) Tenant has entered into a certain lease ("Lease") dated APRIL 12, 1994 with MONUMENT DEVELOPMENT ASSOCIATES as lessor ("Landlord"), covering certain premises known as 150 Monument Road and located in Bala Cynwyd, PA 19004 (the "Demised Premises"); and

(b) Mortgagee has/agreed to make a mortgage loan in the amount of $7,500,000.00 (the "Mortgage") to the Landlord, secured by the Demised Premises, and the parties desire to set forth their agreement herein.

NOW, THEREFORE, in consideration of the Demised Premises and of the sum of ONE DOLLAR ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. Said Lease is and shall be subject and subordinate to the Mortgage insofar as it affects the real property of which the Demised Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

2. Tenant agrees that it will attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Demised Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of said Lease upon the same terms and conditions set forth in said Lease.

3. If it becomes necessary to foreclose the Mortgage, Mortgagee will not terminate said Lease nor join. Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants, or conditions of said Lease.

4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be:

a.   liable  for  any  act or omission of any prior landlord  (including
Landlord); or

b.  liable for the return of any security deposit; or

c. subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

d. bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

e. bound by any amendment or modification of the Lease made without its consent.

5. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

6. Tenant agrees to give Mortgagee, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or of such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such thirty (30) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminate while such remedies are being so diligently pursued.

IN WITNESS WHEREOF, the parities hereto have executed these presents as of the day and year first above written.

                            JULY 28,  1994Mortgagee:   AETNA CASUALTY  &
SURETY CO.
Date:By:            /S/  ELAINE A. SARSYNSKI
Its:   Vice President

Address:  c/o AETNA Realty Investors, Inc.
   242 Trumbull
    Hartford, CT 06156

                         APRIL 8, 1994Tenant:  RYAN, BECK & CO., INC.
DateBy:
 Its:  Vice President